Exhibit 4.5

EXECUTION VERSION

JUNIOR NOTE FISCAL AGENCY AGREEMENT

between

THE SEGREGATED ACCOUNT OF

AMBAC ASSURANCE CORPORATION

Issuer

and

THE BANK OF NEW YORK MELLON

Fiscal Agent

Dated as of April 30, 2013

5.1% Junior Surplus Notes scheduled to mature on June 7, 2020

i

TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

(continued)

		Page

13.	GOVERNING LAW	25

14.	NOTICES	25

15.	SEVERABILITY	25

16.	HEADINGS	25

17.	COUNTERPARTS	26

18.	INTERPRETATION	26

19.	WAIVER OF JURY TRIAL	26

20.	USA PATRIOT ACT	26

Index of Defined Terms

Defined Term	Section
“Act”	1(b)(i)
“Agent Members”	1(c)
“Applicable Procedures”	6(c)(ii)
“Authorized Officers”	1(b)(ii)
“Certificate of Beneficial Ownership”	1(b)(ii)(B)
“Certificated Note”	5(a)
“Clearstream Banking”	1(b)(ii)(A)
“Commissioner”	4(a)
“Corporate Trust Office”	2
“Euroclear”	1(b)(ii)(A)
“Exchange Act”	5(a)
“Excluded Order”	1(a)
“Fiscal Agent”	2
“Global Notes”	1(c)
“Institutional Accredited Investor”	1(b)(i)
“Issuer”	Preamble
“Junior Notes”	1(a)
“Legend”	6(g)
“Outstanding”	11(d)
“Paying Agent”	2
“Payment Restrictions”	1(a)
“Permanent Regulation S Global Note”	1(b)(ii)(A)
“Proceeding”	1(a)
“registered holders”	4(a)
“Regulation S”	1(b)(ii)(A)
“Rehabilitator”	1(b)
“Restricted Certificated Notes”	6(b)
“Restricted Global Notes”	1(b)(i)
“Restricted Notes”	6(g)
“Restricted Period”	1(b)(ii)(A)
“Rule 144A”	6(b)(i)(2)
“Rule 144A Information”	8
“Scheduled Maturity Date”	1(a)
“Temporary Regulation S Global Note”	1(b)(ii)(A)
“Transfer Agent”	2
“U.S. Depositary”	1(b)(i)
“USA Patriot Act”	20

JUNIOR NOTE FISCAL AGENCY AGREEMENT (this “Agreement”), dated as of April 30, 2013, between THE SEGREGATED ACCOUNT OF AMBAC ASSURANCE CORPORATION (and any successor in interest thereto, the “Issuer”) and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Fiscal Agent (as defined herein). The Exhibits attached hereto shall be deemed to be a part of this Agreement.

1. The Junior Notes.

(a) General. The aggregate principal amount of 5.1% Junior Surplus Notes of the Issuer (the “Junior Notes”) that may be authenticated and delivered under this Agreement from time to time is unlimited. Claims based upon the Junior Notes will rank below all Indebtedness, Policy Claims and Prior Claims (each as defined in the Junior Notes). The payment by the Issuer of principal and interest on the Junior Notes shall be conditioned upon the payment restrictions set forth in paragraphs 4 and 8 of the Junior Notes (the “Payment Restrictions”). The Junior Notes are scheduled to mature on June 7, 2020 (the “Scheduled Maturity Date”). Any reference herein to the term “scheduled maturity date” or other date for the payment of principal of the Junior Notes shall include (i) the date, if any, fixed for redemption in accordance with paragraph 13 of the Junior Notes and (ii) the date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer or the general account of Ambac Assurance Corporation (the “General Account”), excluding, for the avoidance of doubt, any Excluded Order. “Excluded Order” means any order or approval of the type described in clause (ii) above entered or granted prior to the date hereof or any such order or approval entered or granted on or after the date hereof in the rehabilitation proceeding under Chapter 645 of the Wisconsin Statutes pending with respect to the Issuer as of the date hereof (the “Proceeding”), except to the extent that any such order or approval by its express terms provides for the acceleration of the maturity of the Junior Notes or otherwise designates the scheduled maturity date or other maturity date or date for the payment of principal of the Junior Notes.

(b) Forms of Junior Notes. The Junior Notes are being issued by the Issuer from time to time as set forth below.

(i) Junior Notes offered and sold to “institutional accredited investors” (each, an “Institutional Accredited Investor”) within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Act”), shall be issued in the form of Global Notes (as defined below) (the “Restricted Global Notes”) in definitive, fully registered form without interest coupons, substantially in the form attached as Exhibit B hereto, with such applicable legends as are provided for in Exhibit B. Each such Global Note shall be registered in the name of a nominee of The Depository Trust Company (the “U.S. Depositary”) and deposited with the Fiscal Agent, at its New York City office, as custodian for the U.S. Depositary, duly executed by the Issuer and authenticated by the Fiscal Agent as hereinafter provided. The aggregate principal amount of each Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Fiscal Agent, as custodian for the U.S. Depositary, as hereinafter provided.

(ii) (A) Junior Notes offered and sold in reliance on Regulation S (“Regulation S”) under the Act shall be issued initially in the form of temporary Global Notes in definitive, fully registered form without interest coupons, substantially in the form of Junior Note attached as Exhibit B hereto, with such applicable legends as are provided for in Exhibit B. Each such Global Note shall be registered in the name of a nominee of the U.S. Depositary and deposited with the Fiscal Agent, at its New York City office, as custodian for the U.S. Depositary, duly executed by the Issuer and authenticated by the Fiscal Agent as hereinafter provided, for credit to the respective accounts of Euroclear Bank S.A./N.V. (“Euroclear”) or Clearstream Banking, société anonyme, Luxembourg (“Clearstream Banking”). Until such time as the Restricted Period (as defined below) shall have terminated, each such Global Note shall be referred to herein as a “Temporary Regulation S Global Note.” After the Restricted Period shall have terminated, interests in each such Global Note shall be exchangeable for equivalent interests in a like Global Note, referred to herein as a “Permanent Regulation S Global Note.” The aggregate principal amount of each Temporary Regulation S Global Note and each Permanent Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Fiscal Agent, as custodian for the U.S. Depositary, as hereinafter provided. As used herein, the term ” means the period of 40 consecutive days beginning on and including the issue date of the Temporary Regulation S Global Note.

(B) An owner of a beneficial interest in a Temporary Regulation S Global Note (or a person acting on behalf of such an owner) may provide to Euroclear or Clearstream Banking, as applicable, (and Euroclear or Clearstream Banking will accept) a duly completed certificate in substantially the form of Exhibit G (a “Certificate of Beneficial Ownership”) at any time after the termination of the Restricted Period (it being understood that Euroclear or Clearstream Banking, as applicable, will not accept any such certificate during the Restricted Period). Promptly after receipt by the Fiscal Agent of a Certificate of Beneficial Ownership from the U.S. Depositary on behalf of Euroclear or Clearstream Banking, as applicable (or other appropriate confirmation to such effect in accordance with the Applicable Procedures (as defined below)), with respect to such a beneficial interest, the Fiscal Agent will cause such beneficial interest to be exchanged for an equivalent beneficial interest in a Permanent Regulation S Global Note, and will (x) permanently reduce the principal amount of such Temporary Regulation S Global Note by the amount of the beneficial interest certified in such Certificate of Beneficial Ownership and (y) increase the principal amount of such Permanent Regulation S Global Note by the amount of the beneficial interest certified in such Certificate of Beneficial Ownership, in each case subject to the Applicable Procedures.

(iii) Notwithstanding the other provisions of this Section 1(b), Junior Notes may be issued as certificated securities in definitive, fully registered form without interest coupons, substantially in the form attached as Exhibit A hereto, with such applicable legends as are provided in Exhibit A (“Certificated Notes”).

All Junior Notes shall be issued substantially in the form attached hereto as either Exhibit A or B, as applicable, and shall be executed manually, in facsimile or portable document format on behalf of the Issuer by any of, (i) while the Issuer is subject to the Proceeding, the rehabilitator of the Issuer under the Proceeding appointed by the rehabilitation court and such rehabilitator’s successors (the “Rehabilitator”) or a designee of such Rehabilitator (including any management service provider) and, (ii) while the Issuer is not subject to the Proceeding, the Issuer’s Chief Executive Officer, President, Executive Vice President or Chief Financial Officer (the persons specified in the foregoing (i) and (ii), as applicable, the “Authorized Officers”), notwithstanding that such officers, or any of them, shall have ceased, for any reason, to hold such offices prior to the authentication and delivery of such Junior Notes or did not hold such offices at the date of any such Junior Note. The Junior Notes also may have such (A) additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement and (B) letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with this Agreement, any law or with any rules made pursuant thereto or with the rules of any securities exchange, insurance regulatory or other governmental agency or depositary therefor or as may, consistently herewith, be determined by the Authorized Officer executing such Junior Notes, in the case of both (A) and (B), as conclusively evidenced by the proper execution of such Junior Notes by any such Authorized Officer. All Junior Notes shall be otherwise identical except as to denomination and as otherwise provided herein.

(c) Book-Entry Provisions. This Section 1(c) shall apply to all Junior Notes evidencing all or part of the Junior Notes that are registered in the name of the U.S. Depositary or a nominee thereof (“Global Notes”).

The Issuer shall execute and the Fiscal Agent shall, in accordance with this Section 1(c) and with Section 3, authenticate and deliver one or more Global Notes as required to be issued pursuant to Section 1(b) hereof, which (A) shall be registered in the name of the U.S. Depositary or its nominee, (B) shall be retained by the Fiscal Agent as custodian for the U.S. Depositary and (C) shall bear legends substantially to the following effect:

“UNLESS THIS JUNIOR NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY JUNIOR NOTE ISSUED IN EXCHANGE FOR THIS JUNIOR NOTE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

“THIS JUNIOR NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT REFERRED TO HEREINAFTER. THIS GLOBAL NOTE MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A JUNIOR NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 5 OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 6(c) OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT. BENEFICIAL INTERESTS IN THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SECTION 6(c) OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT.”

Neither any members of, or participants in, the U.S. Depositary (“Agent Members”) nor any other persons on whose behalf Agent Members may act (including, without limitation, Euroclear and Clearstream Banking and account holders and participants therein) shall have any rights under this Junior Note Fiscal Agency Agreement with respect to any Global Note registered in the name of the U.S. Depositary or any nominee thereof, or under any such Global Note, and the U.S. Depositary or such nominee, as the case may be, may be treated by the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Fiscal Agent or any agent of the Issuer or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depositary or such nominee, as the case may be, or impair, as between the U.S. Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such persons governing the exercise of the rights of a holder of any Junior Note.

(d) Persons Deemed Owners. The Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name a Junior Note is registered as the absolute owner and holder of such Junior Note for all purposes whatsoever, and none of the Issuer, the Fiscal Agent and any agent of any of them shall be affected by notice to the contrary. Any reference herein and in any Junior Note to the term “holder” of a Junior Note or “registered holder” shall be to the person in whose name a Junior Note is registered in the register maintained for such purposes pursuant to Section 6 hereof.

(e) Denominations. The Junior Notes shall be issuable in minimum denominations of $1 and integral multiples of $1 in excess thereof.

2. Fiscal Agent; Other Agents. The Issuer hereby appoints The Bank of New York Mellon, acting through its corporate trust office at 101 Barclay Street, New York, New York 10286, Attention: Corporate Finance Group (the “Corporate Trust Office”), as fiscal agent of the Issuer in respect of the Junior Notes upon the terms and subject to the conditions herein set forth, and The Bank of New York Mellon hereby accepts such appointment. The Bank of New York

Mellon, and any successor or successors as such fiscal agent qualified and appointed in accordance with Section 10 hereof, are herein called the “Fiscal Agent.” The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Junior Notes and hereby and such further powers and authority to act on behalf of the Issuer as may be mutually agreed upon by the Issuer and the Fiscal Agent. The Fiscal Agent shall keep a copy of this Agreement available for inspection during normal business hours at its Corporate Trust Office. The Fiscal Agent or any Paying Agent (as defined below) shall also act as Transfer Agent (as defined below). All of the terms and provisions with respect to such powers and authority contained in the Junior Notes are subject to and governed by the terms and provisions hereof.

The Issuer may, at its discretion, appoint one or more agents (a “Paying Agent” or “Paying Agents”) for the payment, to the extent permitted under the Payment Restrictions, of the principal of and any interest on the Junior Notes, and one or more agents (a “Transfer Agent” or “Transfer Agents”) for the transfer and exchange of Junior Notes, at such place or places as the Issuer may determine; provided, however, that the Issuer shall at all times maintain a Paying Agent and Transfer Agent in the Borough of Manhattan, The City of New York (which Paying Agent and Transfer Agent may be the Fiscal Agent). The Issuer hereby initially appoints the Fiscal Agent at its Corporate Trust Office as Paying Agent, Transfer Agent, authenticating agent and securities registrar, and the Fiscal Agent hereby accepts such appointments. The Transfer Agent shall act as a securities registrar and there shall be kept at the office of the Transfer Agent a register in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of Junior Notes and the registration of transfers or exchanges of Junior Notes. The Issuer shall promptly notify the Fiscal Agent of the name and address of any other Paying Agent or Transfer Agent appointed by it and of the country or countries in which a Paying Agent or Transfer Agent may act in that capacity, and will notify the Fiscal Agent of the resignation or termination of any such Paying Agent or Transfer Agent. Subject to the provisions of Section 10(c) hereof, the Issuer may vary or terminate the appointment of any such Paying Agent or Transfer Agent at any time and from time to time upon giving not less than 90 days’ notice to such Paying Agent or Transfer Agent, as the case may be, and to the Fiscal Agent. The Issuer shall cause written notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent will act to be provided to holders of Junior Notes as soon as reasonably practicable following the Issuer’s receipt of notice thereof.

3. Authentication. The Fiscal Agent is authorized from time to time, upon receipt of Junior Notes duly executed on behalf of the Issuer and in accordance with the written order or orders of the Issuer signed on its behalf by an Authorized Officer, which order or orders shall include confirmation that all conditions precedent to the authentication of such Junior Notes have been met and that authentication of such Junior Notes is authorized and permitted by this Agreement, to manually authenticate and deliver Junior Notes in accordance with the provisions therein and hereinafter set forth.

The Fiscal Agent may, with the consent of the Issuer, appoint by an instrument or instruments in writing, one or more agents (which may include itself) for the authentication of the Junior Notes and, with such consent, vary or terminate any such appointment upon written notice and approve any change in the office through which any authenticating agent acts. The Issuer (by written notice to the Fiscal Agent and the authenticating agent whose appointment is to be terminated) may also terminate any such appointment at any time. The Fiscal Agent hereby agrees to solicit written acceptances from the entities concerned (in form and substance satisfactory to the Issuer) of such appointments. In its acceptance of such appointment, each such authenticating agent shall agree to act as an authenticating agent pursuant to the terms and conditions of this Agreement.

4. Payment and Cancellation.

(a) Payment. For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer, subject to the Payment Restrictions, shall provide to the Fiscal Agent, or such other Paying Agent if the Fiscal Agent is no longer acting as a Paying Agent, in immediately available funds on or prior to 11:00 a.m., New York time, on each date on which a payment of principal of or any interest on the Junior Notes shall be payable, as set forth in the text of the Junior Notes, such amounts, in U.S. dollars, as are necessary (with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on the Junior Notes in the manner, at the times and for the purposes set forth herein and in the text of said Junior Notes; provided that the Issuer will not provide any such funds to the Fiscal Agent prior to such time as the relevant payment of principal or interest is approved by the Commissioner of Insurance of the State of Wisconsin or any successor thereto (the “Commissioner”). Permitted payments of principal of or any interest on the Junior Notes to the persons (the “registered holders”) in whose names such Junior Notes are registered on the register maintained pursuant to Section 6 hereof at the close of business on the record dates designated in the text of the Junior Notes will be made (i) by wire transfer of immediately available funds to an account maintained by the payee with a bank as specified in the text of the Junior Notes if such registered holder gives notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payments are scheduled to be made, of the account to which payment is to be made or, (ii) if no such notice is given, by mailing a check to the payee at the address reflected in the register maintained pursuant to Section 6 hereof. Unless the designation of the payee’s account to which payment is to be made is revoked, any such designation made by such holder with respect to such Junior Notes shall remain in effect with respect to any future payments with respect to such Junior Notes payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 hereof for the payment, subject to the Payment Restrictions, from funds so paid by the Issuer of the principal of and any interest on the Junior Notes in the manner, at the times and for the purposes set forth herein and in the text of said Junior Notes. Notwithstanding the foregoing, the Issuer may provide directly to a Paying Agent (other than the Fiscal Agent) funds for the payment, subject to the Payment Restrictions, of the principal thereof and interest payable thereon under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(a) and in Section 9(b) hereof; and the Fiscal Agent shall have no responsibility with respect to any funds so provided by the Issuer to any such Paying Agent. To the extent that the Fiscal Agent is not acting as Paying Agent, references to the Fiscal Agent in this Section 4(a) shall include the Paying Agent in such capacity.

Funds received by the Paying Agent will be applied first to the amounts then due to the Paying Agent, Transfer Agent and Fiscal Agent under Section 9(a) and then to the principal of and interest on the Junior Notes.

Payments of principal of and interest on the Junior Notes shall be made in the manner set forth in the Junior Notes, including the Payment Restrictions set forth therein.

For any amounts due and payable under the Junior Notes that are approved by the Commissioner in accordance with this Section 4(a) and which are due and payable under the Secured Note dated as of March 24, 2010, from Ambac Assurance Corporation to the Issuer (the “Secured Note”) or the Aggregate Excess of Loss Reinsurance Agreement, dated as of March 24, 2010, by and between Ambac Assurance Corporation and the Issuer (the “Aggregate Excess of Loss Reinsurance Agreement”), as the case may be, the Issuer undertakes to demand payment under the Secured Note or the Aggregate Excess of Loss Reinsurance Agreement, as the case may be, against Ambac Assurance Corporation.

(b) Cancellation. All Junior Notes delivered to the Fiscal Agent (or any other agent appointed by the Issuer pursuant to Section 2 hereof) for payment, redemption or registration of transfer or exchange as provided herein or in the Junior Notes shall be marked “cancelled” and, in the case of any other such agent, forwarded to the Fiscal Agent. All such Junior Notes shall be disposed of by the Fiscal Agent in accordance with its customary procedures or by such other person as may be jointly designated by the Issuer and the Fiscal Agent, which, upon the Issuer’s written instructions, shall thereupon furnish certificates of such disposition to the Issuer.

5. Global Notes.

(a) Exchange for Certificated Notes. Notwithstanding any other provisions of this Agreement or the Junior Notes, a Global Note shall not be exchanged in whole or in part for a Junior Note registered in the name of any person other than the U.S. Depositary or one or more nominees thereof; provided that a Global Note may also be exchanged for Junior Notes registered in the names of any person designated by the U.S. Depositary in the event that such exchange is permitted by applicable law and (i) the U.S. Depositary has notified the Issuer that it is unwilling or unable to continue as U.S. Depositary for such Global Note or the U.S. Depositary has ceased to be a “clearing agency” registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Issuer fails to appoint a successor depositary within 90 days of receiving such notice, (ii) an event described in paragraph 12(a) or the first sentence of paragraph 12(b) of the Junior Notes has occurred and is continuing with respect to the Junior Notes, (iii) a request for certificates has been made upon 60 days’ prior written notice given to the Fiscal Agent in accordance with the U.S. Depositary’s customary procedures and a copy of such notice has been received by the Issuer from the Fiscal Agent or (iv) the holder of an interest in such Global Note has notified the Fiscal Agent and securities registrar in writing that it is transferring such beneficial interest to an Institutional Accredited Investor and such holder (1) requests in such written notice that certificates be delivered to such transferee and (2) complies with the requirements for transfer specified in Section 6(c)(vi) of this Agreement. Any Global Note exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part and any Global Note exchanged pursuant to clause (ii), (iii) or (iv) above may be exchanged in whole or from time to time in part as directed by the U.S. Depositary. Any Junior Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Junior Note so issued that is registered in the name of a person other than the U.S. Depositary or a nominee thereof shall be in the form of Certificated Notes.

(b) Junior Notes Issued in Exchange for Global Notes. Junior Notes issued in exchange for a Global Note or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the U.S. Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Note to be exchanged in whole shall be surrendered by the U.S. Depositary to the Transfer Agent located in the Borough of Manhattan, The City of New York, to be so exchanged. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered to the Transfer Agent for exchange or, if the Fiscal Agent is acting as custodian for the U.S. Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Fiscal Agent. Upon any such surrender or adjustment, the Fiscal Agent shall authenticate and deliver the Junior Note duly executed by the Issuer in connection with such exchange to or upon the order of the U.S. Depositary or an authorized representative thereof. Any Junior Note delivered in exchange for the Restricted Global Note or any portion thereof shall, except as otherwise provided by Section 6(g), bear the legend regarding transfer restrictions applicable to the Registered Global Note set forth on the form of Junior Note attached as Exhibit B hereto.

(c) Authorization by Registered Holder. Subject to the provisions of Section 1(c) above, the registered holder may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a registered holder of a Junior Note is entitled to take under this Junior Note Fiscal Agency Agreement or the Junior Notes.

(d) Certificated Notes Made Available. In the event of the occurrence of any of the events specified in paragraph (a) of this Section 5, the Issuer will promptly make available to the Fiscal Agent a reasonable supply of executed Certificated Notes.

6. Registration, Transfer and Exchange of Junior Notes.

(a) General. The Fiscal Agent, as agent of the Issuer for this purpose, shall maintain at its Corporate Trust Office in the Borough of Manhattan, The City of New York, a register of Junior Notes for the registration of Junior Notes and the transfers and exchanges thereof. Subject to the provisions of this Section 6, upon presentation for the registration, transfer or exchange of any Junior Note at the office of any Transfer Agent accompanied by a written instrument of transfer or exchange in the form reasonably approved by the Issuer (it being understood that, until notice to the contrary is given to holders of Junior Notes, the Issuer shall be deemed to have approved the form of instrument of transfer or exchange, if any, printed on any Junior Note), executed by the registered holder, in person or by such holder’s attorney thereunto duly authorized in writing, such Junior Note shall be transferred upon the register for the Junior Notes, and a new Junior Note shall be authenticated and issued in the name of the transferee. No transfer shall be effected under this Agreement or the Junior Notes until, and such transferee shall succeed to the rights of the transferor only upon, final acceptance and registration of transfer by the Fiscal Agent, as Transfer Agent, or by the Transfer Agent if the Fiscal Agent is not so serving, in the register.

(b) Transfers of Restricted Certificated Notes. If a holder of Certificated Notes that bear or are required to bear the legends set forth in the form of Junior Note attached as Exhibit A hereto (“Restricted Certificated Notes”) wishes at any time to transfer such Restricted Certificated Notes or to exchange such Restricted Certificated Notes, such exchange or transfer may be effected only in accordance with the provisions of this Section 6(b).

(i) Transfer and Exchange of Restricted Certificated Notes. Upon the receipt by the Fiscal Agent, as Transfer Agent, at its office in The City of New York, of (i) a Restricted Certificated Note accompanied by a written and executed instrument of transfer or exchange as provided in Section 6(a) and (ii) the following additional information and documents, as applicable:

(1) if such Restricted Certificated Note is owned by the holder thereof and is being exchanged, without transfer, a certification from such holder to that effect, substantially in the form of Exhibit C-1 hereto; or

(2) if such Restricted Certificated Note is transferred pursuant to an exemption from registration in accordance with Rule 144A under the Act (“Rule 144A”), Rule 144, Regulation S or such other exemption from registration under the Act, a certification from such holder to that effect and if the Fiscal Agent or the Issuer so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to compliance with the restrictions contained in the legend set forth on the security, the Fiscal Agent shall register the transfer of such Restricted Certificated Note or exchange such Restricted Certificated Note for an equal principal amount of Restricted Certificated Notes of other authorized denominations.

To permit registrations of transfers and exchanges, the Fiscal Agent or Transfer Agent shall communicate to the Issuer any request from a holder of a Junior Note to so transfer or exchange and the Issuer shall execute and the Fiscal Agent (or an authenticating agent appointed pursuant to Section 3) shall authenticate and deliver such Restricted Certificated Note. No service charge shall be made for any registration of transfer or exchange, but the Issuer and the Fiscal Agent may require payment by the holder of a Junior Note of a sum sufficient to cover any transfer tax or other governmental charge payable in connection with any registration of transfer or exchange.

All Junior Notes issued upon any registration of transfer or exchange of Junior Notes shall be the valid obligations of the Issuer, subject to the Payment Restrictions, evidencing the same debt, and the applicable provisions of this Agreement shall apply equally thereto, as to the Junior Notes surrendered upon such registration of transfer or exchange.

(ii) Transfer of a Restricted Certificated Note for a Beneficial Interest in a Global Note. Upon the receipt by the Fiscal Agent, as Transfer Agent, at its Corporate

Trust Office in The City of New York of (i) a Restricted Certificated Note accompanied by a written and executed instrument of transfer or exchange as provided in Section 6(a), (ii) written instructions from an Agent Member directing the Fiscal Agent to credit or cause to be credited to a specified Agent Member’s account a beneficial interest in the Restricted Global Note or the Permanent Regulation S Global Note, as the case may be, having a principal amount equal to the principal amount of the Restricted Certificated Note so transferred, (iii) a written order containing information regarding the account of the Agent Member to be credited with such beneficial interest and (iv) the following additional documents, as applicable:

(1) if such Restricted Certificated Note is transferred pursuant to an exemption from registration in accordance with Regulation S or Rule 144 under the Act, a certification from such holder to that effect, substantially in the form of Exhibit C-2 hereto;

(2) if such Restricted Certificated Note is transferred pursuant to an exemption from registration in accordance with Rule 144A under the Act, a certification from such holder to that effect substantially in the form of Exhibit C-3 hereto; or

(3) if such Restricted Certificated Note is transferred pursuant to any other exemption from registration under the Act, a certification from such holder to that effect and if the Fiscal Agent or the Issuer so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to compliance with the restrictions contained in the legend set forth on the security, the Fiscal Agent shall cancel such Restricted Certificated Note and shall instruct the U.S. Depositary to increase the principal amount of the Restricted Global Note or the Permanent Regulation S Global Note, as the case may be, by the principal amount of the Restricted Certificated Note so transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Restricted Global Note or the Permanent Regulation S Global Note, as the case may be, having a principal amount equal to the principal amount of the Restricted Certificated Note so transferred.

(c) Transfers of Global Notes and Interests Therein. Notwithstanding any other provision of this Agreement or the Junior Notes, transfers of a Global Note, in whole or in part, and transfers of interests therein of the kind described in clauses (ii), (iii) or (iv) below, shall be made only in accordance with this Section 6(c), and all transfers of an interest in the Temporary Regulation S Global Note or the Permanent Regulation S Global Note shall comply with Section 6(c)(iv) or (v) below, as applicable.

(i) General. A Global Note may not be transferred, in whole or in part, to any person other than the U.S. Depositary or a nominee thereof, and no such transfer to any such other person may be registered; provided that this clause (i) shall not prohibit any transfer of a Junior Note that is issued in exchange for a Global Note but is not itself a Global Note. No transfer of a Junior Note to any person shall be effective under this

Agreement or the Junior Notes unless and until such Junior Note has been registered in the name of such person. The transfer and exchange of any beneficial interest in Global Notes shall be effected through the U.S. Depositary in accordance with this Agreement (including applicable restrictions on transfer set forth herein, if any) and the procedures of the U.S. Depositary therefor and nothing in this Section 6(c)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 6(c).

(ii) Restricted Global Note to Temporary Regulation S Global Note. If the holder of a beneficial interest in the Restricted Global Note wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such transfer may be effected, subject to the rules and procedures of the U.S. Depositary, Euroclear and Clearstream Banking, in each case to the extent applicable (the “Applicable Procedures”), only in accordance with the provisions of this Section 6(c)(ii). Upon receipt by the Fiscal Agent, as Transfer Agent, at its office in The City of New York of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Fiscal Agent to credit or cause to be credited to a specified Agent Member’s account a beneficial interest in the Temporary Regulation S Global Note in a principal amount equal to that of the beneficial interest in the Restricted Global Note to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Clearstream Banking account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (3) a certificate in substantially the form of Exhibit D attached hereto given by the holder of such beneficial interest, the Fiscal Agent, as Transfer Agent, shall instruct the U.S. Depositary to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in the Restricted Global Note to be so transferred, and to credit or cause to be credited to the account of the person specified in such instructions (which shall be the Agent Member for Euroclear or Clearstream Banking or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such transfer.

(iii) Restricted Global Note to Permanent Regulation S Global Note. If the holder of a beneficial interest in the Restricted Global Note wishes at any time after the expiration of the Restricted Period to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 6(c)(iii). Upon receipt by the Fiscal Agent, as Transfer Agent, at its office in The City of New York of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Fiscal Agent to credit or cause to be credited to a specified Agent Member’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in the Restricted Global Note to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any such transfer pursuant to Regulation S, if such account is held for Euroclear or Clearstream Banking the Euroclear or Clearstream Banking account for which such Agent Member’s account is held) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (3) a certificate in substantially the form of Exhibit E attached hereto given by the holder of such beneficial interest, the Fiscal Agent, as Transfer Agent, shall instruct the U.S. Depositary to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in the Restricted Global Note to be so transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such transfer.

(iv) Temporary Regulation S Global Note or Permanent Regulation S Global Note to Restricted Global Note. If the holder of a beneficial interest in the Temporary Regulation S Global Note or the Permanent Regulation S Global Note wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 6(c)(iv). Upon receipt by the Fiscal Agent, as Transfer Agent, at its office in The City of New York of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member, directing the Fiscal Agent, as Transfer Agent, to credit or cause to be credited to a specified Agent Member’s account a beneficial interest in the Restricted Global Note equal to that of the beneficial interest in the Temporary Regulation S Global Note or the Permanent Regulation S Global Note to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and if such account is held for Euroclear or Clearstream Banking, the Euroclear or Clearstream Banking account, as the case may be) to be debited for, such beneficial interest, and (3) with respect to a transfer of a beneficial interest in the Temporary Regulation S Global Note, a certificate substantially in the form of Exhibit F hereto given by the holder of such beneficial interest, the Fiscal Agent, as Transfer Agent, shall instruct the U.S. Depositary to reduce the principal amount of the Temporary Regulation S Global Note or the Permanent Regulation S Global Note, as the case may be, and increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in the Temporary Regulation S Global Note or the Permanent Regulation S Global Note, as the case may be, to be so transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Note or the Permanent Regulation S Global Note, as the case may be, was reduced upon such transfer.

(v) Interests in Temporary Regulation S Global Note to be Held Through Euroclear or Clearstream Banking. Until the termination of the Restricted Period, any interest in the Temporary Regulation S Global Note may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream Banking, and any purchaser of Junior Notes in a sale made in reliance on Regulation S may not sell or offer to sell such Junior Notes within the United States or to a U.S. person or for the account or benefit of a U.S. person within the meaning of Regulation S; provided that this clause (v) shall not prohibit any transfer in accordance with Section 6(c)(iv) hereof.

(vi) Other Exchanges. In the event that a Global Note, any portion thereof or a beneficial interest therein is exchanged for Junior Notes other than Global Notes, such other Junior Notes may in turn be exchanged (on transfer or otherwise) for Junior Notes that are not Global Notes or for beneficial interests in a Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Section 6(b); provided that any beneficial interest in the Temporary Regulation S Global Note shall not be exchangeable for a Certificated Note until the expiration of the Restricted Period.

(d) Registration of Transfers and Exchanges. Successive registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the securities register. No service charge shall be made to a holder for any registration of transfer or exchange of the Junior Notes, but the Fiscal Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts required to be paid by the provisions of the Junior Notes.

(e) Information from Transfer Agent. Any Transfer Agent appointed pursuant to Section 2 hereof shall provide to the Fiscal Agent such information as the Fiscal Agent may reasonably require in connection with the delivery by such Transfer Agent of Junior Notes upon transfer or exchange of Junior Notes.

(f) Periods of Non-registration. No Transfer Agent shall be required to make registrations of transfer or exchange of Junior Notes during any periods designated in the text of the Junior Notes as periods during which such registration of transfer and exchanges need not be made.

(g) Legend. If Junior Notes are issued upon the transfer, exchange or replacement of Junior Notes not bearing the legends required, as applicable, by the Act and by the forms of Junior Notes attached as Exhibit A or Exhibit B hereto, which legends are set forth in the forms of Junior Notes attached as Exhibit A or Exhibit B hereto (collectively, the “Legend”), the Junior Notes so issued shall not bear the Legend. If Junior Notes are issued upon the transfer, exchange or replacement of Junior Notes bearing the Legend, or if a request is made to remove the Legend on a Junior Note, the Junior Notes so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Issuer such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Issuer that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Act or that such Junior Notes are not “restricted securities” within the meaning of Rule 144 under the Act. Upon provision of such satisfactory evidence, the Fiscal Agent, at the written direction of the Issuer, shall authenticate and deliver a Junior Note that does not bear the Legend or may remove the Legend, as the case may be. The Issuer agrees to indemnify the Fiscal Agent for, and to hold it harmless against, any loss, liability or expense, including the fees and expenses of counsel, reasonably incurred, arising out of or in connection with actions taken or omitted by the Fiscal Agent in reliance upon such legal opinion and the delivery of a Junior Note that does not bear a Legend. Upon any request for sale or other transfer of a Junior Note (including any Global Note) bearing such Legend (a “Restricted Note”) made subsequent to the date which is one year (or for such period as may otherwise be required by Rule 144 under the Act, or any successor rule or regulation permitting resales of the Junior Notes without any conditions) after the later of the date of original issuance of the Junior Notes and the last date on which the Issuer or an affiliate of the Issuer, within the meaning of Rule 144 under the Act, was the holder of such Restricted Note and with respect to which a certification is furnished by the transferor in substantially the form of Exhibit H hereto, (i) in the case of any definitive Restricted Note, the Fiscal Agent, or the Transfer Agent if the Fiscal Agent does not also act as the Transfer Agent, will permit the holder thereof to exchange such Restricted Note for definitive Junior Notes that do not bear the Legend and such request will be effective to rescind any restriction on the further transfer of such Junior Note, and (ii) any such Restricted Notes represented by a Global Note will not be subject to any restriction on transfer and may, at the direction of the Issuer, be exchanged for a Global Note that does not bear the Legend; in each such case, such Junior Notes (whether in definitive or global form) will no longer constitute Restricted Notes.

(h) Repurchases by Issuer. With the prior approval of the Commissioner (save that no such prior approval shall be required for an affiliate of the Issuer that is not Ambac Assurance Corporation or a subsidiary of Ambac Assurance Corporation), the Issuer and any person that constitutes an affiliate of the Issuer within the meaning of the Act may at any time purchase Junior Notes in the open market or otherwise at any price, for its own account or the account of others. Any Junior Note so purchased by the Issuer or any affiliate (other than an affiliate that is not Ambac Assurance Corporation or any subsidiary thereof) for its own account shall not thereafter be re-issued or resold, except pursuant to an exemption from registration under the Act.

7. Redemption. Subject to the Payment Restrictions, including the prior approval of the Commissioner, the Junior Notes may be redeemed, as a whole or in part, at the option of the Issuer at any time and from time to time, at the Redemption Price set forth in paragraph 13 of the Junior Notes. The Junior Notes may not be redeemed at the option of a holder thereof.

(a) Notice to Fiscal Agent. If the Issuer elects to redeem Junior Notes pursuant to paragraph 13 of the Junior Notes, it shall notify the Fiscal Agent in writing of the date designated for redemption, the aggregate principal amount of Junior Notes to be redeemed, the Redemption Price (as defined in the Junior Notes) and that such redemption is being made pursuant to paragraph 13 of the Junior Notes. The Issuer shall give each notice to the Fiscal Agent provided for in this Section not less than 45 days (unless a shorter period is acceptable to the Fiscal Agent) nor more than 60 days before the date designated for redemption.

(b) Selection of Junior Notes to be Redeemed. If less than all the Junior Notes are to be redeemed, each Outstanding Junior Note shall be redeemed, pro rata; provided that if at the time of redemption such Junior Notes are registered as a Global Note, the U.S. Depositary for such Global Note shall determine, in accordance with its procedures, the principal amount of such Junior Notes to be redeemed held by each holder of a beneficial interest in such Global

Note. The Fiscal Agent shall notify the Issuer promptly of the Junior Notes or portion thereof selected to be redeemed. Notwithstanding any provision hereof or of the Junior Notes to the contrary, the Issuer shall not redeem any other junior surplus or contribution notes or similar obligations or indebtedness issued from time to time by the Issuer or the General Account (or any successor or assign thereof in respect of such notes or similar obligations or indebtedness) that rank pari passu with the Junior Notes unless it also redeems a pro rata amount of the Junior Notes. In addition, neither the Issuer nor the General Account shall make any payments of interest or principal on any junior surplus or contribution notes or similar obligations or indebtedness that rank junior to the Junior Notes until all accrued interest and the principal amount of the Junior Notes has been paid in full. No junior surplus notes issued by the Segregated Account or the General Account that rank pari passu with or junior to the Junior Notes shall be on terms that are materially more favorable to the holders of such notes than the Junior Notes.

(c) Notice of Redemption; Effect of Notice. Notices to redeem Junior Notes shall be given by the Fiscal Agent on behalf of and at the expense of the Issuer in the manner provided in paragraph 13 of the Junior Notes. The effect of such notice shall be as set forth in such paragraph 13.

(d) Junior Notes Redeemed in Part. Any Junior Note which is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form reasonably satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or such holder’s attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the holder of such Junior Note without service charge, a new registered Junior Note or Junior Notes, of any authorized denomination as requested by such holder, and as permitted by Section 1(d) of this Agreement, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Junior Note so surrendered.

8. Delivery of Certain Information. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a holder of a Junior Note or beneficial interest in a Global Note, the Issuer shall promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such holder, or to a prospective purchaser of such Junior Note or interest designated by such holder, in order to permit compliance by such holder with Rule 144A under the Act in connection with the resale of such Junior Note by such holder. “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provisions (or successor provision) may be amended from time to time.

9. Conditions of Fiscal Agent’s Obligations. The Fiscal Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees and all of which are applicable to the Junior Notes and the holders from time to time thereof:

(a) Compensation and Indemnity. The Fiscal Agent shall be entitled to such compensation as agreed from time to time in writing with the Issuer for all services rendered by it, and the Issuer agrees promptly to pay such compensation and to reimburse the Fiscal Agent for the reasonable out-of-pocket expenses (including reasonable counsel fees and expenses) incurred by it in connection with or arising out of its services hereunder, or the issuance of the Junior Notes and their offering and sale. The Issuer also agrees to indemnify the Fiscal Agent for, and to hold it harmless against, any loss, damages, claim, liability or expense, incurred without bad faith, negligence, fraud or willful misconduct, arising out of or in connection with its acting as Fiscal Agent, Transfer Agent or Paying Agent hereunder, as well as the reasonable costs and expenses actually incurred by the Fiscal Agent of defending against any claim of liability in the premises. The Issuer undertakes to pursue all of its payment rights under each of the Secured Note dated as of March 24, 2010, from Ambac Assurance Corporation to the Issuer and the Cooperation Agreement, dated as of March 24, 2010, by and between Ambac Assurance Corporation and the Issuer against Ambac Assurance Corporation for any amounts due to the Fiscal Agent pursuant to this Agreement. The obligations of the Issuer under this Section 9(a) shall survive payment of all the Junior Notes, the resignation or removal of the Fiscal Agent or the termination of this Agreement.

(b) Agency. In acting under this Agreement and in connection with the Junior Notes, the Fiscal Agent is acting solely as agent of the Issuer and does not assume any responsibility for the correctness of the recitals in the Junior Notes (except for the correctness of the statement in its certificate of authentication thereon) or any obligation or relationship of agency or trust, for or with any of the owners or holders of the Junior Notes, except that all funds held by the Fiscal Agent for the payment of principal of and any interest on the Junior Notes, to the extent permitted under the Payment Restrictions, shall be held in trust for such owners or holders, as the case may be, as set forth herein and in the Junior Notes; provided, however, that monies held in respect of the Junior Notes remaining unclaimed at the end of two years after such principal and such interest shall have become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer. Upon such repayment, the aforesaid trust with respect to the Junior Notes shall terminate and all liability of the Fiscal Agent and Paying Agents with respect to such funds shall thereupon cease.

(c) Advice of Counsel. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof may consult with their respective counsel or other independent counsel satisfactory to them (to the extent such consultation is contemplated by the terms of this Agreement, at the expense of the Issuer), and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder, provided, that such action is without bad faith, negligence, fraud or willful misconduct on its part and in accordance with such advice or opinion.

(d) Reliance. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof each shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Junior Note, notice, direction, consent, certificate (including a certificate of an Authorized Officer delivered to the Fiscal Agent), affidavit, statement, or other paper or document believed by it, acting without bad faith, negligence, fraud or willful misconduct on its part, to be genuine and to have been passed upon or signed by the proper parties.

(e) Interest in Junior Notes, etc. The Fiscal Agent, any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Junior Notes, with the same rights that they would have if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Junior Notes or other obligations of the Issuer, as freely as if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person.

(f) Non-Liability for Interest. Subject to any agreement between the Issuer and the Fiscal Agent to the contrary, the Fiscal Agent shall not be under any liability for interest on monies at any time received by it pursuant to any of the provisions of this Agreement or the Junior Notes.

(g) Certifications. Whenever in the administration of this Agreement the Fiscal Agent shall deem it desirable that a matter of fact be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith, negligence, fraud or willful misconduct on its part, rely upon a certificate signed by an Authorized Officer and delivered to the Fiscal Agent as to such matter of fact.

(h) No Implied Obligations. The duties and obligations of the Fiscal Agent, the Transfer Agent and the Paying Agent with respect to matters governed by this Agreement shall be determined solely by the express provisions hereof, and none of the Fiscal Agent, the Transfer Agent or the Paying Agent shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and the Junior Notes, as applicable, and no implied covenants or obligations shall be read into this Agreement or the Junior Notes against the Fiscal Agent, the Transfer Agent or the Paying Agent and the Fiscal Agent, the Transfer Agent and the Paying Agent shall be protected and incur no liability in respect of any action taken or omitted to be taken hereunder by the Fiscal Agent, the Transfer Agent or the Paying Agent without bad faith, negligence, fraud or willful misconduct on its part. Nothing in this Agreement shall be construed to require the Fiscal Agent, the Transfer Agent or the Paying Agent to advance or expend their own funds or take any action that may, in their opinion, expose them to any liability unless they receive indemnity satisfactory to them.

(i) Enforceability of Rights. The rights, privileges, protections, immunities and benefits given to the Fiscal Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Fiscal Agent in each of its capacities hereunder, and each agent, custodian and other person employed to act hereunder.

(j) Agents. The Fiscal Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodians.

(k) Damages. In no event shall the Fiscal Agent be liable, directly or indirectly, for any special, indirect or consequential damages (including lost profits), even if the Fiscal Agent has been advised of the possibility of such damages.

(l) Recitals. The recitals contained in this Agreement and in the Junior Notes (except the Fiscal Agent’s certificates of authentication) shall be taken as the statements of the Issuer and the Fiscal Agent does not assume any responsibility for the correctness of the same. The Fiscal Agent does not make any representation (other than with respect to itself) as to the validity or sufficiency of this Agreement or the Junior Notes, except for the Fiscal Agent’s due authorization, execution and delivery of this Agreement. The Fiscal Agent shall not be accountable for the use or application by the Issuer of any of the Junior Notes or the proceeds thereof.

(m) Occurrences Beyond Reasonable Control. In no event shall the Fiscal Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services or the unavailability of the Federal Reserve Bank; it being understood that the Fiscal Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(n) Default of the Issuer. Except as specifically set forth in this Agreement, the Fiscal Agent shall not have any duty or responsibility in case of any default by the Issuer in the performance of its obligations (including, without limiting the generality of the foregoing, any duty or responsibility to accelerate all or any of the Junior Notes or to initiate or to attempt to initiate any proceedings at law or otherwise or to make any demand for the payment thereof upon the Issuer).

10. Resignation, Removal and Appointment of Successor.

(a) Fiscal Agent and Paying Agent. The Issuer agrees, for the benefit of the holders from time to time of the Junior Notes, that there shall at all times be a Fiscal Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America or the State of New York, in good standing and having an established place of business in the Borough of Manhattan, The City of New York, and authorized under such laws to exercise corporate trust powers, until all the Junior Notes authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) have become payable, with the approval of the Commissioner, and monies sufficient to pay the full principal of and any interest remaining unpaid on the Junior Notes shall have been made available for payment and either paid or returned to the Issuer as provided herein and in such Junior Notes.

(b) Resignation and Removal. The Fiscal Agent may at any time resign by giving written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall not be less than 60 days from the date on which such notice is given, unless the Issuer agrees to accept shorter notice. The Fiscal Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed on behalf of the Issuer and specifying such removal and the date when it shall become effective. Notwithstanding the dates of effectiveness of resignation or removal, as the case may be, to be specified in accordance with the preceding sentences, such resignation or removal shall take effect only upon the appointment by the Issuer, as hereinafter provided, of a successor Fiscal Agent (which, to qualify as such, shall for all purposes hereunder be a bank or trust company organized and doing business under the laws of the United States of America or of the State of New York, in good standing and having and acting through an established place of business in the Borough of Manhattan, The City of New York, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of $50,000,000) and the acceptance of such appointment by such successor Fiscal Agent. Upon its resignation or removal, the Fiscal Agent shall be entitled to payment by the Issuer pursuant to Section 9 hereof of compensation for services rendered and to reimbursement of reasonable out-of-pocket expenses incurred hereunder. If a successor Fiscal Agent does not take office within 60 days after the retiring Fiscal Agent provides written notice of its intent to resign or is removed, the retiring Fiscal Agent at the expense of the Issuer, the Issuer or the holders of at least 10% in aggregate principal amount of the Junior Notes then Outstanding (as defined in Section 11(d) herein) may petition any court of competent jurisdiction for the appointment of a successor Fiscal Agent.

(c) Successors. In case at any time the Fiscal Agent (or any Paying Agent if such Paying Agent is the only Paying Agent located in a place where, by the terms of the Junior Notes or this Agreement, the Issuer is required to maintain a Paying Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they severally mature, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of applicable receivership, bankruptcy, insolvency or other similar legislation, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, liquidation, conservation or dissolution, a successor Fiscal Agent or Paying Agent, as the case may be, qualified as aforesaid (in the case of the Fiscal Agent), shall be appointed by the Issuer by an instrument in writing, filed with the successor Fiscal Agent or Paying Agent, as the case may be, and the predecessor Fiscal Agent or Paying Agent, as the case may be. Upon the appointment as aforesaid of a successor Fiscal Agent or Paying Agent, as the case may be, and acceptance by such successor of such appointment, the Fiscal Agent or Paying Agent, as the case may be, so succeeded shall cease to be Fiscal Agent or Paying Agent, as the case may be, hereunder. If no successor Fiscal Agent or other Paying Agent, as the case may be, shall have been so appointed by the Issuer and shall have accepted appointment as hereinafter provided, and, in the case of such other Paying Agent, if such other Paying Agent is the only Paying Agent located in a place where, by the terms of the Junior Notes or this Agreement, the Issuer is required to maintain a Paying Agent, then any holder of a Junior Note who has been a bona fide holder of a Junior Note for at least six months (which Junior Note, in the case of such other Paying Agent, is referred to in this sentence), on behalf of such holder and all others similarly situated, or the Fiscal Agent, may petition any court of competent jurisdiction for the appointment of a successor fiscal or paying agent, as the case may be. The Issuer shall give prompt written notice to each other Paying Agent of the appointment of a successor Fiscal Agent.

(d) Acknowledgement. Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Issuer an instrument accepting such appointment hereunder. Upon delivery of such instrument, such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal Agent hereunder and all provisions hereof shall be binding on such successor Fiscal Agent. Furthermore, upon delivery of such instrument, such predecessor, upon payment of its compensation and reimbursement of its disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities, books, records or other property on deposit with or held by such predecessor as Fiscal Agent hereunder. Upon delivery of such property, such predecessor Fiscal Agent shall become entitled to payment by the Issuer of its compensation and reimbursement of its disbursements then unpaid from such successor Fiscal Agent.

(e) Merger, Consolidation, etc. Any bank or trust company into which the Fiscal Agent hereunder may be merged, or resulting from any merger or consolidation to which the Fiscal Agent shall be a party, or to which the Fiscal Agent shall sell or otherwise transfer all or substantially all the agency and trust business of the Fiscal Agent; provided that it shall be qualified as aforesaid, shall be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

11. Meetings and Amendments.

(a) Calling of Meeting, Notice and Quorum. A meeting of holders of Junior Notes may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Junior Notes to be made, given or taken by holders of Junior Notes or to modify, amend or supplement the terms of the Junior Notes or this Agreement as hereinafter provided, and subject to the requirement hereinafter set forth that the Issuer and the Fiscal Agent may, only with the prior approval of the Commissioner, modify, amend or supplement this Agreement or the terms of the Junior Notes or give consents or waivers or take other actions with respect thereto. The Fiscal Agent may at any time call a meeting of holders of Junior Notes for any such purpose to be held at such time and at such place in the Borough of Manhattan, The City of New York as the Fiscal Agent shall determine. Notice of every meeting of holders of Junior Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided in the terms of the Junior Notes, not less than 30 nor more than 60 days prior to the date fixed for the meeting (provided that, in the case of any meeting to be reconvened after adjournment for lack of a quorum, such notice shall be so given not less then 15 nor more than 60 days prior to the date fixed for such meeting). In case at any time the Issuer or the holders of at least 10% in aggregate principal amount of the Outstanding Junior Notes (as defined in subsection (d) of this Section) shall have requested the Fiscal Agent to call a meeting of the holders of Junior Notes for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Fiscal Agent shall call such meeting for such purposes by giving notice thereof.

To be entitled to vote at any meeting of holders of Junior Notes, a person shall be a holder of Outstanding Junior Notes or a person duly appointed by an instrument in writing as proxy for such a holder. The persons entitled to vote a majority in principal amount of the Outstanding Junior Notes shall constitute a quorum. The Fiscal Agent may make such reasonable and customary regulations consistent herewith as it shall deem advisable for any meeting of holders of Junior Notes with respect to the proof of the appointment of proxies in respect of holders of Junior Notes, the record date for determining the registered holders of Junior Notes who are entitled to vote at such meeting (which date shall be designated by the Fiscal Agent and set forth in the notice calling such meeting hereinabove referred to and which shall be not less than 15 nor more than 60 days prior to such meeting; provided that nothing in this paragraph shall be construed to render ineffective any action taken by holders of the requisite principal amount of Outstanding Junior Notes on the date such action is taken), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

(b) Approval.

(i) At any meeting of holders of Junior Notes duly called and held as specified above, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the holders of not less than a majority in aggregate principal amount of the Junior Notes then Outstanding, or (ii) with the written consent of the holders of not less than a majority in aggregate principal amount of the Junior Notes then Outstanding, in each case (i) or (ii) the Issuer and the Fiscal Agent may, with the prior approval of the Commissioner, modify, amend or supplement the terms of the Junior Notes or this Agreement in any way, and the holders of Junior Notes may make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of future compliance or past failure to perform) or other action provided by this Agreement or the Junior Notes to be made, given or taken by holders of Junior Notes; provided that no such action, modification, amendment or supplement, however effected, may, without the consent of the holder of each Junior Note affected thereby, (A) change the Scheduled Interest Payment Date (as defined in the Junior Notes) or Scheduled Maturity Date of the principal of or any installment of interest on any Junior Note, (B) reduce the principal amount of any Junior Note or the interest rate thereon, (C) change the currency in which, or the required place at which, payment with respect to interest or principal in respect of the Junior Notes is payable, (D) change the Issuer’s obligations under Section 8 hereof in any manner adverse to the interests of the holder of a Junior Note, (E) impair the right of a holder of a Junior Note to institute suit for the enforcement of any payment, if such payment is permitted under the Payment Restrictions, on or with respect to any Junior Note, (F) modify the provisions of paragraph 8 of the Junior Notes in a manner adverse to the holders of the Junior Notes, (G) reduce the above-stated percentage of the principal amount of Outstanding Junior Notes, the vote or consent of the holders of which is necessary to modify, amend or supplement this Agreement or the terms and conditions of the Junior Notes or to make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of any future compliance or past failure to perform) or other action provided hereby or thereby to be made, taken or given, (H) reduce the percentage of aggregate principal amount of Outstanding Junior Notes necessary to constitute a quorum at any meeting of holders of Junior Notes at which a resolution is adopted, or (I) change the restrictions on payment of principal of or interest on or redemption payment with respect to the Junior Notes in a manner adverse to the holders of the Junior Notes.

The Issuer and the Fiscal Agent may, with the prior approval of the Commissioner, without the vote or consent of any holder of Junior Notes, amend this Agreement or the Junior Notes for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Junior Notes, (b) surrendering any right or power conferred upon the Issuer, (c) securing the Junior Notes, (d) evidencing the succession of another entity to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Junior Notes as permitted by this Agreement and the Junior Notes, (e) modifying the restrictions on, and procedures for, resale and other transfers of the Junior Notes to the extent required by any change in applicable law or regulation, or the interpretation thereof, or in practices relating to the resale or transfer of restricted securities generally, (f) accommodating the issuance, if any, of Junior Notes in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Junior Note holder in any material respect, (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Junior Notes in a manner which does not adversely affect the interest of any Junior Note holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Junior Note holder.

It shall not be necessary for the vote or consent of the holders of Junior Notes to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.

The Fiscal Agent shall receive an opinion of counsel in connection with any amendment or supplement entered into hereunder stating that all conditions precedent to such amendment or supplement have been fulfilled and that the Fiscal Agent’s entering into such amendment or supplement is authorized and permitted under this Agreement.

(c) Binding Nature of Amendments, Notices, Notations, etc. Any instrument given by or on behalf of any holder of a Junior Note in connection with any consent to or vote for any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action shall be irrevocable once given and shall be conclusive and binding on all subsequent holders of such Junior Note or any Junior Note issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with Section 11(b) hereof shall be conclusive and binding on all holders of Junior Notes, whether or not they have given such consent or cast such vote or were present at any meeting, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Junior Notes. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Junior Notes or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each holder of Junior Notes affected thereby, in all cases as provided in the Junior Notes.

Junior Notes authenticated and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Fiscal Agent and the Issuer as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Junior Notes modified to conform, in the opinion of the Fiscal Agent and the Issuer, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with Section 11(b) hereof may be prepared and executed by the Issuer, authenticated by the Fiscal Agent and delivered in exchange for Outstanding Junior Notes.

(d) “Outstanding” Defined. For purposes of the provisions of this Agreement and the Junior Notes, any Junior Note authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be “Outstanding,” except:

(i) Junior Notes theretofore cancelled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation;

(ii) Junior Notes which have been called for redemption in accordance with their terms or which have become payable, to the extent permitted under the Payment Restrictions, at the Scheduled Maturity Date or otherwise, and with respect to which, in each case, monies sufficient to pay the principal thereof and any interest thereon shall have been paid; and

(iii) Junior Notes paid under paragraph 10 of the Junior Notes or in lieu of or in substitution for which other Junior Notes shall have been authenticated and delivered pursuant to this Agreement;

provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Junior Notes are present at a meeting of holders of Junior Notes for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, the principal amount of any Junior Notes that are beneficially owned by the Issuer, Ambac Assurance Corporation or any subsidiary of Ambac Assurance Corporation, or the voting of which the Issuer, Ambac Assurance Corporation or any subsidiary of Ambac Assurance Corporation has the right to direct with respect to such request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement, shall be disregarded in such calculation (in both the numerator and the denominator). The Fiscal Agent shall incur no liability for failing to disregard any Junior Note owned directly or indirectly by the Issuer, Ambac Assurance Corporation or any subsidiary of Ambac Assurance Corporation in the absence of actual knowledge of that circumstance by a corporate trust officer of the Fiscal Agent responsible for the administration of this Agreement.

(e) No Rights as Equity Owner. For the avoidance of doubt, none of the provisions of this Section 11 or any provisions contained elsewhere in this Agreement or in the Junior Notes shall be deemed to create rights in favor of any holder of Junior Notes as an equity owner of Ambac Assurance Corporation.

12. Remedies. Holders of Junior Notes may enforce this Agreement or the Junior Notes only in the manner set forth below.

(a) Acceleration of Maturity. In the event that any state or federal agency shall obtain an order or grant approval (excluding any Excluded Order) for the rehabilitation, liquidation, conservation, dissolution, receivership or any similar action of the Issuer or the General Account (including, without limitation, under Chapter 645 of the Wisconsin Statutes), the Junior Notes will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Junior Notes, with payment thereon being subject to the Payment Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Agreement or the Junior Notes, in no event shall the Fiscal Agent or any holder of the Junior Notes be entitled to declare the Junior Notes to immediately mature or otherwise be immediately payable, except that payments approved by the Commissioner but unpaid may become immediately payable in accordance with clause (b) below.

(b) Failure to Pay or Perform Other Obligations. In the event that the Commissioner approves in whole or in part a payment of any interest on or principal of, or any redemption payment with respect to, any Junior Notes and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of Junior Notes. In the event that the Issuer fails to perform any of its other obligations hereunder or under the Junior Notes (or otherwise abide by any of the other terms hereof or of the Junior Notes), each holder of the Junior Notes may pursue any available remedy to enforce the performance of any provision of such Junior Notes or this Agreement; provided, however, that such remedy shall in no event include the right to declare the Junior Notes immediately payable, except for payments approved by the Commissioner, and shall in no circumstances be inconsistent with the provisions of applicable law. A delay or omission by any Junior Note holder in exercising any right or remedy accruing as a result of the Issuer’s failure to perform its obligations hereunder or under the Junior Notes (or otherwise abide by any of the other terms hereof or of the Junior Notes) and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

(c) Rights of Holders. Notwithstanding any other provision of this Agreement or the Junior Notes, the right of any holder of Junior Notes to receive payment of the principal of and interest on such holder’s Junior Notes on or after the respective scheduled payment or scheduled maturity dates expressed in such Junior Notes, or to bring suit for the enforcement of any such payment on or after such respective scheduled payment or scheduled maturity dates, in each case subject to such payment on such dates having received the approval of the Commissioner pursuant to the Payment Restrictions, is absolute and unconditional and shall not be impaired or affected without the consent of such holder.

13. Termination. This Agreement may be terminated by the Issuer, with the consent of each holder of the Junior Notes, upon thirty (30) calendar days’ prior written notice to the Fiscal Agent.

14. Governing Law. THIS AGREEMENT AND THE JUNIOR NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WISCONSIN. THE COMMISSIONER’S EXERCISE OF REGULATORY AUTHORITY, INCLUDING APPROVAL OF PAYMENTS ON THE JUNIOR NOTES, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WISCONSIN (OR, IF THE COMMISSIONER IS NO LONGER THE PRIMARY REGULATOR OF THE FINANCIAL CONDITION OF THE ISSUER, THE LAW OF SUCH JURISDICTION OF THE PRIMARY REGULATOR OF THE FINANCIAL CONDITION OF THE ISSUER), AND THE PARTIES TO THIS AGREEMENT AND HOLDERS OF JUNIOR NOTES SHALL SUBMIT ANY DISPUTES RELATED TO THE EXERCISE OF SUCH REGULATORY AUTHORITY TO THE EXCLUSIVE JURISDICTION OF THE CIRCUIT COURT IN DANE COUNTY, WISCONSIN, OR, SO LONG AS ANY PROCEEDING IS PENDING IN WISCONSIN AS TO THE ISSUER UNDER CHAPTER 645 OF THE WISCONSIN STATUTES, THEN TO THAT CASE AND COURT.

15. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing, including by email, shall specify this Agreement by name and date and shall identify the Junior Notes, and if sent to the Fiscal Agent shall be delivered or transmitted by facsimile to it at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Attention: Dealing & Trading Unit, fax: 212-815-2830, and if sent to the Issuer, with respect to notices of payments and written confirmations of wire transfers, shall be delivered or transmitted by facsimile to it at The Segregated Account of Ambac Assurance Corporation, c/o Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: First Vice President—Cash Management, fax: 212-208-3507, and if sent to the Issuer, with respect to all other communications, shall be delivered or transmitted by facsimile to it at The Segregated Account of Ambac Assurance Corporation, c/o Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Chief Financial Officer, fax: 212-208-3416. The foregoing addresses for notices or communications may be changed by written notice given by the addressee to each party hereto, and the addressee’s address shall be deemed changed for all purposes from and after the giving of such notice.

Notices shall be deemed received by the Fiscal Agent only upon actual receipt by the Fiscal Agent. If the Fiscal Agent shall receive any notice or demand addressed to the Issuer by the holder of a Junior Note, the Fiscal Agent shall promptly forward such notice or demand to the Issuer.

16. Severability. In case any provision in this Agreement or in the Junior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

17. Headings. The section headings herein are for convenience of reference only and shall not affect the construction hereof.

18. Counterparts. This Agreement may be executed in one or more counterparts, and by each party separately on a separate counterpart, and each such counterpart when executed and delivered shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

19. Interpretation. The provisions of this Agreement shall be construed to the greatest extent possible as consistent with the provisions of the Junior Notes, and, to the extent the terms of this Agreement conflict with the terms of the Junior Notes, the terms of the Junior Notes shall govern.

20. Waiver of Jury Trial. EACH OF THE FISCAL AGENT AND THE ISSUER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE JUNIOR NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

21. USA Patriot Act. The parties hereto acknowledge that, in accordance with Section 326 of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended, modified or supplemented from time to time, the “USA Patriot Act”), the Fiscal Agent, like all financial institutions, is required to obtain, verify, and record information that identifies each person or legal entity that opens an account. The parties to this Agreement agree that they will provide the Fiscal Agent with such information as the Fiscal Agent may request in order for the Fiscal Agent to satisfy the requirements of the USA Patriot Act.

IN WITNESS WHEREOF, the parties hereto have executed this Junior Note Fiscal Agency Agreement as of the date first above written.

THE SEGREGATED ACCOUNT OF AMBAC ASSURANCE CORPORATION,

By:	Ambac Assurance Corporation, as Manager

By:	/s/ DAVID TRICK
Name:	David Trick
Title:	Chief Financial Officer

THE BANK OF NEW YORK MELLON, as Fiscal Agent

By:	/s/ STACEY POINDEXTER
Name:	Stacey B. Poindexter
Title:	Vice President

S-1

EXHIBIT A

FORM OF CERTIFICATED NOTE

THIS 5.1% JUNIOR SURPLUS NOTE SCHEDULED TO MATURE ON JUNE 7, 2020 (THIS “JUNIOR NOTE”) (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ACCORDANCE WITH THAT CERTAIN JUNIOR NOTE FISCAL AGENCY AGREEMENT BY AND BETWEEN THE SEGREGATED ACCOUNT OF AMBAC ASSURANCE CORPORATION AND THE BANK OF NEW YORK MELLON (TOGETHER WITH ITS PERMITTED SUCCESSORS AND ASSIGNS, THE “FISCAL AGENT”), DATED AS OF APRIL 30, 2013 (AS IT MAY BE DULY AMENDED FROM TIME TO TIME, THE “JUNIOR NOTE FISCAL AGENCY AGREEMENT”), COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICE OF THE FISCAL AGENT. EACH PURCHASER OF THIS JUNIOR NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS JUNIOR NOTE MAY BE RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT (TOGETHER WITH ANY SUCCESSOR PROVISION AND AS SUCH MAY BE HEREAFTER AMENDED FROM TIME TO TIME, “RULE 144A”) OR REGULATION S UNDER THE SECURITIES ACT (TOGETHER WITH ANY SUCCESSOR PROVISION THERETO, AND AS SUCH MAY BE HEREAFTER AMENDED FROM TIME TO TIME, “REGULATION S”).

[INCLUDE IF JUNIOR NOTE IS A RESTRICTED CERTIFICATED NOTE OR JUNIOR NOTE ISSUED IN EXCHANGE THEREFOR (UNLESS, PURSUANT TO SECTION 6(g) OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT, THE ISSUER DETERMINES THAT THE LEGEND MAY BE REMOVED) — THE JUNIOR NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“QUALIFIED INSTITUTIONAL BUYER”) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT TO THE DELIVERY OF REASONABLY SATISFACTORY EVIDENCE TO THE ISSUER ESTABLISHING SUCH EXEMPTION, WHICH MAY INCLUDE AN OPINION OF COUNSEL, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ALL OTHER APPLICABLE JURISDICTIONS.]

ANY PERSON ACQUIRING THIS JUNIOR NOTE IS DEEMED TO MAKE A REPRESENTATION TO THE ISSUER AND THE FISCAL AGENT AS SET FORTH IN PARAGRAPH 8 HEREOF.

ALL PAYMENTS OF PRINCIPAL AND INTEREST ON THIS JUNIOR NOTE MAY ONLY BE MADE WITH THE PRIOR APPROVAL OF THE COMMISSIONER OF INSURANCE OF THE STATE OF WISCONSIN OR ANY SUCCESSOR THERETO (THE “COMMISSIONER”).

JUNIOR SURPLUS NOTE ISSUED BY

THE SEGREGATED ACCOUNT OF

AMBAC ASSURANCE CORPORATION

JSNA-             $[        ]

THE SEGREGATED ACCOUNT OF AMBAC ASSURANCE CORPORATION (and any successor in interest thereto, the “Issuer”), for value received, hereby promises to pay, subject to the Payment Restrictions (as defined in paragraph 1 of the reverse side of this Junior Note), to                     , or registered assigns, the principal sum of                     United States dollars ($        ) on June 7, 2020 (the “Scheduled Maturity Date”), and to pay interest thereon, subject to the Payment Restrictions, including the approval of the Commissioner from                     ,         or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on June 7 in each year and on the date the Junior Notes are scheduled to mature, commencing June 7, 2013 (each, a “Scheduled Interest Payment Date”), at the rate of 5.1% per annum, until the principal hereof is paid or duly provided for. Any reference herein to the term “scheduled maturity date” or other date for the payment of principal of the Junior Notes shall include (i) the date, if any, fixed for redemption thereof in accordance with paragraph 13 hereof and (ii) the date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer or the General Account (other than any Excluded Order). As specified on the reverse hereof, all payments of principal of or interest on this Junior Note may be made only with the prior approval of the Commissioner. The interest so payable, and punctually paid or duly provided for, on any Scheduled Interest Payment Date shall be paid, in accordance with the terms of the Junior Note Fiscal Agency Agreement hereinafter referred to, to the person (the “registered holder”) in whose name this Junior Note (or one or more predecessor Junior Notes) is registered at the close of business on May 20 (whether or not a Business Day, as defined herein), as the case may be (each, a “Regular Record Date”), next preceding such Scheduled Interest Payment Date. Interest on the Junior Notes shall be calculated on the basis of a 360-day year of twelve months of 30 days each. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Junior Note (or one or more predecessor Junior Notes) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the Junior Notes not less than 15 days prior to such special record date.

Principal of this Junior Note shall be payable against surrender hereof at the Corporate Trust Office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Junior Note Fiscal Agency Agreement. Payments of principal of the Junior Notes shall be made only against surrender of the Junior Notes; provided that in the case of payment of only a portion of principal, the Issuer shall execute a new registered Junior Note or Junior Notes in aggregate principal amount equal to and in exchange for the remaining portion of the principal of the Junior Note so surrendered. Payments of interest on this Junior Note will be made, in accordance with the foregoing and subject to applicable laws and regulations, (i) by wire transfer of immediately available funds to an account maintained by the person entitled thereto with a bank if such registered holder gives notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the applicable scheduled payment date or scheduled maturity date hereof, of the payee’s account to which payment is to be made or (ii) if no such notice is given, by mailing a check on or before the scheduled payment date of such payment to the person entitled thereto at such person’s address appearing on the aforementioned register. Unless the designation of the payee’s account to which payment is to be made is revoked, any such designation made by such holder with respect to such Junior Notes of the payee’s account to which payment is to be made shall remain in effect with respect to any future payments with respect to such Junior Notes payable to such holder. The Issuer agrees that until this Junior Note has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the full principal of and interest remaining unpaid on this Junior Note have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the Junior Notes as herein provided.

Reference is hereby made to the further provisions of this Junior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Junior Note may be executed by the Issuer by manual, facsimile or portable document format signatures, and such signatures may be executed on separate counterparts.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Junior Note shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

THE SEGREGATED ACCOUNT OF AMBAC ASSURANCE CORPORATION,

By: Ambac Assurance Corporation, as Manager

By:
Name:
Title:

This is one of the Junior Notes referred to in the within-mentioned Junior Note Fiscal Agency Agreement.

THE BANK OF NEW YORK MELLON as Fiscal Agent

By:
Authorized Officer

FORM OF REVERSE

1. General. This Note is one of a duly authorized issue of 5.1% Junior Surplus Notes scheduled to mature on June 7, 2020 of the Issuer (herein called the “Junior Notes”), unlimited in aggregate principal amount. The Issuer and The Bank of New York Mellon have entered into a Junior Note Fiscal Agency Agreement, dated as of April 30, 2013 (such instrument, as it may be duly amended from time to time, is herein called the “Junior Note Fiscal Agency Agreement”), which provides for the mechanism for issuing the Junior Notes and, inter alia, sets forth certain duties of the Fiscal Agent in connection therewith. As used herein, the term “Fiscal Agent” includes any successor fiscal agent under the Junior Note Fiscal Agency Agreement. Copies of the Junior Note Fiscal Agency Agreement are on file and available for inspection at the Corporate Trust Office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Holders of Junior Notes are referred to the Junior Note Fiscal Agency Agreement for a statement of the terms thereof, including those relating to transfer, payment, exchanges and certain other matters. The Fiscal Agent or any Paying Agent shall also act as Transfer Agent and securities registrar.

Capitalized definitional terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Junior Note Fiscal Agency Agreement. The terms of the Junior Notes include those stated in the Junior Note Fiscal Agency Agreement. The Junior Notes are subject to all such terms, and holders of the Junior Notes are referred to the Junior Note Fiscal Agency Agreement for a statement of such terms. Holders of Junior Notes may enforce the Junior Notes only in accordance with the Junior Note Fiscal Agency Agreement.

The Junior Notes are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in paragraphs 4 and 8 hereof (the “Payment Restrictions”), are scheduled to mature on June 7, 2020.

Any reference herein to the term “scheduled maturity date” or other date for the payment of principal of the Junior Notes shall include (i) the date, if any, fixed for redemption thereof in accordance with paragraph 13 hereof and (ii) the date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer or the General Account (other than any Excluded Order).

2. Form of Junior Notes. The Junior Notes are issuable only in fully registered form without coupons.

3. Registration, Transfer and Exchange. The Issuer shall maintain, in the Borough of Manhattan, The City of New York, a Transfer Agent where Junior Notes may be registered or surrendered for registration of transfer or exchange. The Issuer has initially appointed the Fiscal Agent at its Corporate Trust Office as its Transfer Agent. The Issuer shall cause the Transfer Agent to act as a securities registrar and shall cause to be kept at the office of the Transfer Agent a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Junior Notes and registration of transfers and exchanges of Junior Notes. The Issuer reserves the right to vary or terminate the appointment of the Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts; provided that there shall at all times be a Transfer Agent in the

Borough of Manhattan, The City of New York. The Issuer shall cause written notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent shall act to be provided to holders of Junior Notes.

Subject to the restrictions set forth herein and in the Junior Note Fiscal Agency Agreement, the transfer of a Junior Note is registrable on the aforementioned register upon surrender of such Junior Note at any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by, the registered holder thereof or such holder’s attorney duly authorized in writing. Upon such surrender of this Junior Note for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Junior Notes, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

Subject to the restrictions set forth herein and in the Junior Note Fiscal Agency Agreement, at the option of the registered holder upon request confirmed in writing, Junior Notes may be exchanged for Junior Notes of any authorized denominations and aggregate principal amount upon surrender of the Junior Notes to be exchanged at the office of any Transfer Agent. Whenever any Junior Notes are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Junior Notes which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being reasonably satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in this Junior Note and/or the Junior Note Fiscal Agency Agreement and such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent.

Junior Notes may be redeemed by the Issuer, in whole or in part, but only to the extent permitted by the Payment Restrictions, including the prior approval of the Commissioner, and in accordance with paragraph 13 hereof. In the event of a partial redemption, the Issuer shall not be required (i) to register the transfer of or exchange any Junior Note during a period beginning at the opening of business 15 days before the date notice is given identifying the Junior Notes to be redeemed, or (ii) to register the transfer or exchange of any Junior Note, or portion thereof, called for redemption.

All Junior Notes issued upon any registration of transfer or exchange of Junior Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Junior Notes surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer and the Fiscal Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with the partial redemption of a Junior Note not involving any registration of a transfer.

Prior to due presentment of this Junior Note for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Junior Note is registered as the absolute owner hereof for all purposes, whether or not this Junior Note be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

4. Restrictions on Payment. (a) Notwithstanding anything to the contrary set forth herein or in the Junior Note Fiscal Agency Agreement, any payment of principal of, interest on or any monies owing with respect to this Junior Note, whether at the scheduled payment date or scheduled maturity date specified herein or otherwise, may be made only with the prior approval of the Commissioner. If the Commissioner does not approve the making of any payment of principal of or interest on this Junior Note on the scheduled payment date or scheduled maturity date thereof, as specified herein, the scheduled payment date or scheduled maturity date, as the case may be, shall be extended and such payment, together with interest accrued with respect thereto as contemplated by the immediately following two sentences, shall be made by the Issuer on the next following Business Day (as defined below) on which the Issuer shall have the approval of the Commissioner to make such payment together with such interest. Interest will continue to accrue, compounded on each anniversary of the original scheduled payment date or scheduled maturity date, on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will accrue, compounded on each anniversary of the original scheduled payment date, on interest (or any portion thereof) with respect to which the scheduled payment date has been extended, during the period of such extension, at the rate of interest per annum applicable to principal hereunder. If the Commissioner approves a payment of principal of or interest on the Junior Notes in an amount that is less than the full amount of principal of and interest on the Junior Notes then scheduled to be paid in respect of the Junior Notes, payment of such partial amount shall be made pro rata among Junior Note holders.

(b) Any payment of principal of or interest on any Junior Note as to which the approval of the Commissioner has been obtained and which is not punctually paid or duly provided for on the scheduled payment date or scheduled maturity date thereof, as set forth herein (such payment being referred to as an “Unpaid Amount”), subject to the provisions of paragraph 12(b), will forthwith cease to be payable to the registered holder of this Junior Note on the relevant record date designated herein, and such Unpaid Amount, together with interest thereon accrued at the rate of interest per annum applicable to principal hereunder, compounded on each anniversary of the original scheduled payment date or scheduled maturity date, will instead be payable to the registered holder of this Junior Note on a subsequent special record date. The Issuer shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Junior Notes and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each holder of the Junior Notes in the manner set forth in Section 4(a) of the Junior Note Fiscal Agency Agreement.

5. Payment. (a) For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer, subject to the Payment Restrictions, shall provide to the Fiscal Agent, or such other Paying Agent if the Fiscal Agent is no longer acting as a Paying Agent, in immediately available funds on or prior to 11:00 a.m., New York time, on each date on which a payment of principal of or any interest on this Junior Note is payable, as set forth herein, such amounts, in U.S. dollars, as are necessary (with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on this Junior Note as set forth herein and in the Junior Note Fiscal Agency Agreement. Payments of principal of or any interest on the Junior Notes will be made (i) by wire transfer of immediately available funds to an account maintained by the payee with a bank if such registered holder gives notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payments are scheduled to be made, of the account to which payment is to be made or (ii) if no such notice is given, by mailing a check to the payee at the address reflected in the securities register maintained pursuant to Section 6 of the Junior Note Fiscal Agency Agreement. Unless the designation of the payee’s account to which payment is to be made is revoked, any such designation made by such holder with respect to such Junior Notes shall remain in effect with respect to any future payments with respect to such Junior Notes payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 of the Junior Note Fiscal Agency Agreement for the payment, subject to the Payment Restrictions, from funds so paid by the Issuer of the principal of and any interest on this Junior Note. Any monies held in respect of this Junior Note remaining unclaimed at the end of two years after such principal and such interest shall have become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of and interest on this Junior Note, subject to the Payment Restrictions. To the extent that the Fiscal Agent is not acting as Paying Agent, references to the Fiscal Agent in this Section 5(a) shall include the Paying Agent in such capacity.

(b) In any case where the scheduled payment date or scheduled maturity date of any Junior Note shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in the applicable jurisdiction are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close (a “Business Day”), with the same force and effect as if made on the scheduled payment date or scheduled maturity date thereof, and no interest shall accrue on the amount of such payment for the period after such date, if such payment is so made.

6. Duties and Taxes. The Issuer shall pay all stamp and other duties, if any, which may be imposed by the United States of America or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Junior Note Fiscal Agency Agreement or the initial issuance of this Junior Note. All payments will be made by the Issuer without withholding or deduction for or on account for any present or future tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Issuer shall not be required to make any additional payment with respect to any withholding or deduction so required.

7. ERISA. No employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or plan or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any entity whose underlying assets are considered to include “plan assets” of such employee benefit plans or arrangements (each, a “Plan”), or governmental, church or foreign plan subject to any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), and no person acting on behalf of or investing “plan assets” of a Plan or a plan subject to a Similar Law, may acquire this Junior Note, unless the acquisition and holding of the Junior Note is exempt under one or more of Prohibited Transaction Class Exemptions 96-23, 95-60, 91-38, 90-1 or 84-14 (or any amendment thereof) or Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or another applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code or, in the case of a governmental, church or foreign plan subject to Similar Law, such acquisition and holding do not violate any Similar Law. The acquisition by any person of this Junior Note shall constitute a representation by such person to the Issuer and the Fiscal Agent that either (i) such person is not a Plan or a plan subject to Similar Law and is not acquiring the Junior Note on behalf of or with “plan assets” of any Plan or any plan subject to Similar Law or (ii) its acquisition and holding of the Junior Note or any interest therein are covered under an applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The restrictions on acquisitions of the Junior Notes set forth in this paragraph 7 are in addition to those otherwise set forth in Section 6 of the Junior Note Fiscal Agency Agreement and under applicable law or, in the case of a plan subject to Similar Law, do not violate such Similar Law.

8. Subordination. (a) The Issuer agrees, and each Junior Note holder by accepting a Junior Note agrees, that the indebtedness evidenced by the Junior Notes is subordinated in right of payment, to the extent and in the manner provided in this paragraph, to the prior payment in full of all Indebtedness, Policy Claims and Prior Claims (each as hereinafter defined).

(a) No payment of interest on or principal of this Junior Note shall be made until all existing and future Indebtedness, Policy Claims and Prior Claims have been paid in full, including upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation or dissolution or similar proceeding relating to the Issuer or its property. If the Commissioner approves a payment of principal of or interest on the Junior Notes in an amount that is less than the full amount of principal of and interest on the Junior Notes then scheduled to be paid in respect of the Junior Notes, payment of such partial amount shall be made pro rata among Junior Note holders as their interests may appear.

(b) If a distribution is made to Junior Note holders that, because of this paragraph, should not have been made to them, the Junior Note holders who receive the distribution shall pay it over to the Issuer.

(c) The Issuer shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Issuer that would cause a payment of principal of or interest on the Junior Notes to violate paragraph 8(b).

(d) This paragraph defines the relative rights of Junior Note holders, on the one hand, and holders of any other claims, on the other hand. Nothing in this Junior Note or the Junior Note Fiscal Agency Agreement shall (i) impair, as between the Issuer and Junior Note holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Junior Notes in accordance with their terms; (ii) affect the relative rights of Junior Note holders and creditors of the Issuer, other than holders of Policy Claims, Indebtedness or Prior Claims; or (iii) prevent the Fiscal Agent or any Junior Note holder from exercising any available remedies upon a breach by the Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or Prior Claims to receive distributions otherwise payable to Junior Note holders.

(e) No right of any holder of Policy Claims, Indebtedness or Prior Claims to enforce the subordination of the indebtedness evidenced by the Junior Notes shall be impaired by any act or failure to act by the Issuer or by its failure to comply with the terms of this Junior Note Fiscal Agency Agreement.

(f) Each holder of Junior Notes, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this paragraph and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

As used herein, “Indebtedness” of the Issuer shall mean (i) all existing or future surplus or contribution notes or similar obligations of the Issuer; (ii) all existing or future indebtedness of the Issuer for borrowed money; (iii) all existing or future indebtedness for borrowed money of other persons, the payment of which is guaranteed by the Issuer; (iv) all existing or future obligations of the Issuer under any agreement obligating the Issuer to cause another person to maintain a minimum level of net worth, or otherwise to ensure the solvency of such person; (v) all other claims or amounts owed, to the extent that the payment of principal of and interest on, or any redemption payment with respect to, the Junior Notes would be required by law to be subordinated to the prior payment of any such claim or amount in the event of a distribution of claims pursuant to Section 645.68 of the Wisconsin Statutes (together with any successor provision, and as it may be hereafter amended from time to time, “Section 645.68”) and (vi) any surplus or contribution notes or similar obligations of Ambac Assurance Corporation, unless the terms thereof expressly state that such notes are pari passu with or subordinated to this Junior Note. Any indebtedness of the Issuer, which, by its express terms or other contract, is subordinated in right of payment to, or ranks equally with, the Junior Notes shall not constitute Indebtedness. Any other junior surplus notes or similar obligations of the Issuer shall not constitute Indebtedness and will rank pari passu with, or be subordinated to, the Junior Notes.

As used herein, “Policy Claims” shall mean all existing or future claims of policyowners, beneficiaries and insureds arising from and within the coverage of, and not in excess of the applicable limits of, any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts (including, without limitation, guaranteed investment contracts and funding agreements) issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of any guaranty corporation or association of the State of Wisconsin or any other jurisdiction against the Issuer.

As used herein, “Prior Claims” shall mean all other claims against the Issuer, which, in the event of a rehabilitation, liquidation, conservation, dissolution or similar proceeding relating to the Issuer pursuant to Section 645.68, would have priority over claims with respect to the Junior Notes. Under Section 645.68 as currently in effect, such other claims include: (i) costs and expenses of administration during conservation, rehabilitation, liquidation or similar proceedings, including but not limited to actual and necessary costs of preserving or recovering the assets of the insurer, compensation for all services rendered in the liquidation; necessary filing fees, fees and mileage payable to witnesses, and reasonable attorney fees; (ii) all claims under policies for losses incurred, including third party claims and federal, state and local government claims, except the first $200 of losses otherwise payable to any claimant under this clause (ii) other than the federal government; (iii) claims of the federal government not included under clause (ii), interest at the legal rate compounded annually on all claims in the class under this clause (iii), and on all claims of the federal government in the class under clause (ii), from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared; (iv) claims against the Issuer that are not under policies and that are for liability for bodily injury or for injury to or destruction of tangible property; (v) debts due to employees (with the exception of officers) for services performed, not to exceed $1,000 to each employee which have been earned within one year before the filing of the petition for liquidation, which shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees, provided, however, that if there are no claims of the federal government, the claims in clause (v) have priority over all claims under clauses (ii) to (x); (vi) claims under non-assessable policies for unearned premiums and other premium refunds and the first $200 of loss excepted by the deductible provision under clause (ii); (vii) all other claims, including claims of any state or local government, not falling within other clauses and claims, including those of any state or local governmental body, for a penalty or forfeiture, but only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby; (viii) claims based solely on judgments; (ix) interest at the legal rate compounded annually on all claims in the classes under clauses (i) to (viii), except for claims of the federal government in the classes under clauses (ii) and (iii), from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared; and (x) pursuant to subdivision (8) of Section 645.68, the remaining claims or portions of claims not already paid, with interest calculated in accordance with clause (ix).

9. Delivery of Certain Information. For so long as any of the Junior Notes remain Outstanding or any amount remains unpaid on any of the Junior Notes, the Issuer shall, in accordance with Rule 144A, comply with the terms of the agreements set forth in Section 8 of the Junior Note Fiscal Agency Agreement.

10. Mutilation, Destruction, Loss, etc. In case this Junior Note shall become mutilated, defaced, destroyed, lost or stolen, the Issuer will execute and upon the Issuer’s request the Fiscal Agent shall authenticate and deliver a new Junior Note, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, bearing interest from the date to which interest has been paid on this Junior Note, in exchange and substitution for this Junior Note (upon surrender and cancellation thereof if mutilated or defaced) or in lieu of and substitution for this Junior Note. In the case where this Junior Note is destroyed, lost or stolen, the applicant for a substituted Junior Note shall furnish to the Issuer and the Fiscal Agent such security or indemnity as may be reasonably required by it to save it harmless, and, in every case of destruction, loss or theft of this Junior Note, the applicant shall also furnish to the Issuer and the Fiscal Agent reasonable satisfactory evidence of the destruction, loss or theft of this Junior Note and of the ownership thereof; provided, however, that if the registered holder hereof is, in the reasonable judgment of the Issuer and the Fiscal Agent, an institution of recognized responsibility, such holder’s written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Junior Note in lieu of and substitution for this Junior Note. The Fiscal Agent shall authenticate any such substituted Junior Note and deliver the same only upon written request or authorization of the Issuer. Upon the issuance of any substituted Junior Note, the Issuer and the Fiscal Agent may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Junior Note has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restrictions, instead of issuing a substitute Junior Note, pay or authorize the payment of the same (without surrender thereof except if this Junior Note is mutilated or defaced) upon compliance by the registered holder with the provisions of this paragraph 10 as hereinabove set forth.

11. Amendments. Section 11 of the Junior Note Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and with the consent of the holders of not less than a majority in aggregate principal amount of the Junior Notes then Outstanding or by written consent of such percentage in aggregate principal amount of the Junior Notes then Outstanding, the Issuer and the Fiscal Agent may, with the prior approval of the Commissioner, modify, amend or supplement the Junior Note Fiscal Agency Agreement or the terms of the Junior Notes or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Junior Note and on all future holders of this Junior Note and of any Junior Note issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this Junior Note. The Junior Note Fiscal Agency Agreement and the terms of the Junior Notes may, with the prior approval of the Commissioner, be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Junior Notes, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Junior Notes, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Junior Notes, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Junior Note Fiscal Agency Agreement as permitted by the Junior Notes and the Junior Note Fiscal Agency Agreement, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Junior Notes to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Junior Notes in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Junior Note holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Junior Note Fiscal

Agency Agreement in a manner which does not adversely affect the interest of any Junior Note holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Junior Note holder, to all of which each holder of any Junior Note, by acceptance thereof, consents.

12. Remedies. Holders of Junior Notes may enforce the Junior Note Fiscal Agency Agreement or the Junior Notes only in the manner set forth below.

(a) In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer (other than an Excluded Order), the Junior Notes will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Junior Notes, with payment thereon being subject to the Payment Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Junior Note or the Junior Note Fiscal Agency Agreement, in no event shall the Fiscal Agent or any holder of the Junior Notes be entitled to declare the Junior Notes to immediately mature or otherwise be immediately payable.

(b) In the event that the Commissioner approves in whole or in part a payment of any interest on or principal of, or any redemption payment with respect to, any Junior Notes and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of Junior Notes. In the event that the Issuer fails to perform any of its other obligations hereunder or under the Junior Note Fiscal Agency Agreement, each holder of the Junior Notes may pursue any available remedy to enforce the performance of any provision of such Junior Notes or the Junior Note Fiscal Agency Agreement; provided, however, that such remedy shall in no event include the right to declare the Junior Notes immediately payable, and shall in no circumstances be inconsistent with the provisions of applicable law. A delay or omission by any Junior Note holder in exercising any right or remedy accruing as a result of the Issuer’s failure to perform its obligations hereunder or under the Junior Note Fiscal Agency Agreement and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

(c) Notwithstanding any other provision of this Junior Note or the Junior Note Fiscal Agency Agreement, the right of any holder of Junior Notes to receive payment of the principal of and interest on such holder’s Junior Notes on or after the respective scheduled payment or scheduled maturity dates expressed in such Junior Notes, or to bring suit for the enforcement of any such payment on or after such respective scheduled payment or scheduled maturity dates, in each case subject to such payment on such dates having received the approval of the Commissioner pursuant to the Payment Restrictions, including the approval of the Commissioner, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.

13. Optional Redemption. (a) Subject to the Payment Restrictions, including the prior approval of the Commissioner, the Junior Notes are subject to redemption, as a whole or in part, at the option of the Issuer at any time and from time to time, with no less than 30 and no more than 60 days’ prior written notice to the holder of the Junior Note, at a redemption price (the “Redemption Price”) equal to 100% of the aggregate principal amount of the Junior Notes to be redeemed plus any accrued but unpaid interest (including interest on interest). The Junior Notes may not be redeemed at the option of any Junior Note holder. Notice of any redemption pursuant to this paragraph 13(a) will be given to holders of the Junior Notes as set forth below. Interest installments due on this Junior Note on or prior to a redemption date will be payable to the holder of this Junior Note of record at the close of business on the relevant record date, all as provided in the Junior Note Fiscal Agency Agreement.

(b) In the case of any partial redemption of Junior Notes, each Outstanding Junior Note shall be redeemed pro rata; provided that if at the time of redemption such Junior Notes are registered as a Global Note, the U.S. Depositary for such Global Note shall determine, in accordance with its procedures, the principal amount of such Junior Notes to be redeemed held by each holder of a beneficial interest in such Global Note.

(c) Notices to redeem Junior Notes shall be given to holders of Junior Notes in writing mailed, first-class postage prepaid, to each holder of registered Junior Notes, or portions thereof, so to be redeemed, at such holder’s address as it appears in the securities register. Such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. If by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Junior Notes in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Junior Note shall affect the sufficiency of any notice with respect to other Junior Notes. Notices to redeem Junior Notes shall specify the date fixed for redemption, the Redemption Price or the manner of calculation thereof, the place or places of payment, that payment will be made upon presentation and surrender of the Junior Notes to be redeemed (or portion thereof in the case of a partial redemption), that interest accrued to the date fixed for redemption (unless the date of redemption is a Scheduled Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue if the Junior Notes are so redeemed. In addition, in the case of a partial redemption, such notice shall specify the Junior Notes called for redemption and the aggregate principal amount of the Junior Notes to remain Outstanding after the redemption.

(d) If notice of redemption has been given in the manner set forth in paragraph 13(c) hereof, the Junior Notes so to be redeemed shall be payable in full on the date specified in such notice and upon presentation and surrender of the Junior Notes at the place or places specified in such notice, the Junior Notes shall be paid and redeemed by the Issuer at the places and in the manner and currency herein specified and at the Redemption Price. From and after the redemption date, if monies for the redemption of Junior Notes called for redemption shall have been made available at the Corporate Trust Office of the Fiscal Agent for redemption on the redemption date, the Junior Notes called for redemption shall cease to bear interest, and the only right of the holders with respect to such Junior Notes or portion thereof being redeemed shall be to receive payment of the Redemption Price. If monies for the redemption of the Junior Notes are not made available for payment until after the redemption date, the Junior Notes called for redemption shall not cease to bear interest until such monies have been so made available.

(e) Any Junior Note which is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form reasonably satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or such holder’s attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the holder of such Junior Note without service charge, a new registered Junior Note or Junior Notes, of any authorized denomination as requested by such holder, and as permitted by Section 1(d) of the Junior Note Fiscal Agency Agreement, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Junior Note so surrendered.

14. Obligations Not Impaired. No reference herein to the Junior Note Fiscal Agency Agreement and no provision of this Junior Note or of the Junior Note Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, subject to the Payment Restrictions, to pay the principal of and interest on this Junior Note at the times, place and rate, and in the coin or currency, herein prescribed.

15. GOVERNING LAW. THIS JUNIOR NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WISCONSIN. THE COMMISSIONER’S EXERCISE OF REGULATORY AUTHORITY, INCLUDING APPROVAL OF PAYMENTS ON THIS JUNIOR NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WISCONSIN (OR, IF THE COMMISSIONER IS NO LONGER THE PRIMARY REGULATOR OF THE FINANCIAL CONDITION OF THE ISSUER, THE LAW OF SUCH JURISDICTION OF THE PRIMARY REGULATOR OF THE FINANCIAL CONDITION OF THE ISSUER), AND THE PARTIES TO THE JUNIOR NOTE FISCAL AGENCY AGREEMENT AND HOLDERS OF THIS JUNIOR NOTE SHALL SUBMIT ANY DISPUTES RELATED TO THE EXERCISE OF SUCH REGULATORY AUTHORITY TO THE EXCLUSIVE JURISDICTION OF THE CIRCUIT COURT IN DANE COUNTY, WISCONSIN, OR, SO LONG AS ANY PROCEEDING IS PENDING IN WISCONSIN AS TO THE ISSUER UNDER CHAPTER 645 OF THE WISCONSIN STATUTES, THEN TO THAT CASE AND COURT.

15. Covenants. The Issuer shall not redeem any junior surplus notes, contribution notes or similar obligations or indebtedness issued by the Issuer or Ambac Assurance Corporation (or any successor or assign thereof in respect of such notes, obligations or indebtedness) that rank pari passu with the Junior Notes unless it also redeems a pro rata amount of the Junior Notes. Further, the Issuer shall not redeem any Junior Notes unless it also redeems a pro rata amount of any other junior surplus notes issued by the Issuer (or any successor or assign thereof in respect of such junior notes) that rank pari passu with the Junior Notes outstanding at the time of redemption. In addition, neither the Issuer nor the General Account shall make any payments of interest or principal on any junior surplus or contribution notes or similar obligations or indebtedness that rank junior to the Junior Notes until all accrued interest and the principal amount of the Junior Notes has been paid in full. No junior surplus notes issued by the Segregated Account or the General Account that rank pari passu with or junior to the Junior Notes shall be on terms that are materially more favorable to the holders of such notes than the Junior Notes.

16. Notice. The initial holder of this Junior Note hereby agrees, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to provide Ambac Assurance Corporation, as Management Services Provider for the Issuer, with a copy by email to the Rehabilitator, with prior written notice of any sale, disposition or other transfer of this Junior Note by such initial holder. Such written notice shall be provided prior to and as a condition to the consummation of the sale, disposition or other transfer by the initial holder, and shall contain the identity and address of the transferee and the date upon which the sale, disposition, or other transfer is effective.

EXHIBIT B

FORM OF GLOBAL NOTE

THIS 5.1% JUNIOR SURPLUS NOTE SCHEDULED TO MATURE ON JUNE 7, 2020 (THIS “JUNIOR NOTE”) (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ACCORDANCE WITH THAT CERTAIN JUNIOR NOTE FISCAL AGENCY AGREEMENT BY AND BETWEEN THE SEGREGATED ACCOUNT OF AMBAC ASSURANCE CORPORATION AND THE BANK OF NEW YORK MELLON (TOGETHER WITH ITS PERMITTED SUCCESSORS AND ASSIGNS, THE “FISCAL AGENT”), DATED AS OF APRIL 30, 2013 (AS IT MAY BE DULY AMENDED FROM TIME TO TIME, THE “JUNIOR NOTE FISCAL AGENCY AGREEMENT”), COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICE OF THE FISCAL AGENT. EACH PURCHASER OF THIS JUNIOR NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS JUNIOR NOTE MAY BE RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT (TOGETHER WITH ANY SUCCESSOR PROVISION AND AS SUCH MAY BE HEREAFTER AMENDED FROM TIME TO TIME, “RULE 144A”) OR REGULATION S UNDER THE SECURITIES ACT (TOGETHER WITH ANY SUCCESSOR PROVISION THERETO, AND AS SUCH MAY BE HEREAFTER AMENDED FROM TIME TO TIME, “REGULATION S”).

UNLESS THIS JUNIOR NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY JUNIOR NOTE ISSUED IN EXCHANGE FOR THIS JUNIOR NOTE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS JUNIOR NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT REFERRED TO HEREINAFTER. THIS GLOBAL NOTE MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A JUNIOR NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 5 OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 6(C) OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT. BENEFICIAL INTERESTS IN THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SECTION 6(C) OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT.

[INCLUDE IF JUNIOR NOTE IS A TEMPORARY REGULATION S GLOBAL NOTE — THIS JUNIOR NOTE IS A TEMPORARY REGULATION S (TOGETHER WITH ANY SUCCESSOR PROVISION, AND AS SUCH MAY BE HEREAFTER AMENDED FROM TIME TO TIME, “REGULATION S”) GLOBAL NOTE WITHIN THE MEANING OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT REFERRED TO HEREINAFTER. INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE 40-DAY RESTRICTED PERIOD REFERRED TO IN SECTION l(b)(iii) OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT, AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY REGULATION S GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN THE PERMANENT REGULATION S GLOBAL NOTE EXCEPT AFTER THE DATE OF TERMINATION OF THE RESTRICTED PERIOD.]

[INCLUDE IF JUNIOR NOTE IS A RESTRICTED GLOBAL NOTE OR JUNIOR NOTE ISSUED IN EXCHANGE THEREFOR (UNLESS, PURSUANT TO SECTION 6(g) OF THE JUNIOR NOTE FISCAL AGENCY AGREEMENT, THE ISSUER DETERMINES THAT THE LEGEND MAY BE REMOVED) – THE JUNIOR NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“QUALIFIED INSTITUTIONAL BUYER”) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT TO THE DELIVERY OF REASONABLY SATISFACTORY EVIDENCE TO THE ISSUER ESTABLISHING SUCH EXEMPTION, WHICH MAY INCLUDE AN OPINION OF COUNSEL, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ALL OTHER APPLICABLE JURISDICTIONS.]

IF THIS JUNIOR NOTE WAS SOLD IN AN “OFFSHORE TRANSACTION” IN ACCORDANCE WITH RULE 904 OF REGULATION S, BY ITS ACCEPTANCE OF THE JUNIOR NOTES, EACH HOLDER OF THE JUNIOR NOTES SHALL BE DEEMED TO HAVE REPRESENTED TO THE ISSUER THAT SUCH HOLDER IS NOT A “U.S. PERSON” AND IS NOT PURCHASING THE JUNIOR NOTES IN THE UNITED STATES OR ANY OF ITS TERRITORIES OR POSSESSIONS; OR IS A QUALIFIED INSTITUTIONAL BUYER.

ANY PERSON ACQUIRING THIS JUNIOR NOTE IS DEEMED TO MAKE A REPRESENTATION TO THE ISSUER AND THE FISCAL AGENT AS SET FORTH IN PARAGRAPH 7 HEREOF.

ALL PAYMENTS OF PRINCIPAL AND INTEREST ON THIS JUNIOR NOTE MAY ONLY BE MADE WITH THE PRIOR APPROVAL OF THE COMMISSIONER OF INSURANCE OF THE STATE OF WISCONSIN OR ANY SUCCESSOR THERETO (THE “COMMISSIONER”).

JUNIOR SURPLUS NOTE ISSUED BY

THE SEGREGATED ACCOUNT OF

AMBAC ASSURANCE CORPORATION

JSN-            $[        ]

CUSIP NO.:                     ISIN NO.:             COMMON CODE:

THE SEGREGATED ACCOUNT OF AMBAC ASSURANCE CORPORATION (and any successor in interest thereto, the “Issuer”), for value received, hereby promises to pay, subject to the Payment Restrictions (as defined in paragraph 1 of the reverse side of this Junior Note), to Cede & Co., or registered assigns, the principal sum of         United States dollars ($        ), or such other amount (not to exceed         dollars ($        ) when taken together with all of the Issuer’s Junior Notes issued and outstanding in definitive certificated form or in the form of another Global Note) as may from time to time represent the principal amount of the Issuer’s Junior Notes in respect of which beneficial interests are held through the U.S. Depositary in the form of a [Restricted] [Temporary] [Permanent] [Regulation S] Global Note, on June 7, 2020 (the “Scheduled Maturity Date”), and to pay interest thereon, subject to the Payment Restrictions, including the approval of the Commissioner from             ,              or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on June 7 in each year and on the date the Junior Notes are scheduled to mature, commencing June 7, 2013 (each, a “Scheduled Interest Payment Date”), at the rate of 5.1% per annum, until the principal hereof is paid or duly provided for. Any reference herein to the term “scheduled maturity date” or other date for the payment of principal of the Junior Notes shall include (i) the date, if any, fixed for redemption thereof in accordance with paragraph 13 hereof and (ii) the date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer or the General Account (other than any Excluded Order). As specified on the reverse hereof, all payments of principal of or interest on this Junior Note may be made only with the prior approval of the Commissioner. The interest so payable, and punctually paid or duly provided for, on any Scheduled Interest Payment Date shall be paid, in accordance with the terms of the Junior Note Fiscal Agency Agreement hereinafter referred to, to the person (the “registered holder”) in whose name this Junior Note (or one or more predecessor Junior Notes) is registered at the close of business on May 20 (whether or not a Business Day, as defined herein), as the case may be (each, a “Regular Record Date”), next preceding such Scheduled Interest Payment Date. Interest on the Junior Notes shall be calculated on the basis of a 360-day year of twelve months of 30 days each. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Junior Note (or one or more predecessor Junior Notes) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the Junior Notes not less than 15 days prior to such special record date.

Principal of this Junior Note shall be payable against surrender hereof at the Corporate Trust Office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Junior Note Fiscal Agency Agreement.

Payments of principal of the Junior Notes shall be made only against surrender of the Junior Notes; provided that in the case of payment of only a portion of principal, the Issuer shall execute a new registered Junior Note or Junior Notes in aggregate principal amount equal to and in exchange for the remaining portion of the principal of the Junior Note so surrendered. Payments of interest on this Junior Note will be made, in accordance with the foregoing and subject to applicable laws and regulations, (i) by wire transfer of immediately available funds to an account maintained by the person entitled thereto with a bank if such registered holder gives notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the applicable scheduled payment date or scheduled maturity date hereof, of the payee’s account to which payment is to be made or (ii) if no such notice is given, by mailing a check on or before the scheduled payment date of such payment to the person entitled thereto at such person’s address appearing on the aforementioned register. Unless the designation of the payee’s account to which payment is to be made is revoked, any such designation made by such holder with respect to such Junior Notes of the payee’s account to which payment is to be made shall remain in effect with respect to any future payments with respect to such Junior Notes payable to such holder. The Issuer agrees that until this Junior Note has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the full principal of and interest remaining unpaid on this Junior Note have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the Junior Notes as herein provided.

Reference is hereby made to the further provisions of this Junior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Junior Note may be executed by the Issuer by manual, facsimile or portable document format signatures, and such signatures may be executed on separate counterparts.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Junior Note shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

THE SEGREGATED ACCOUNT OF AMBAC ASSURANCE CORPORATION,

By: Ambac Assurance Corporation, as Manager

By:
Name:
Title:

This is one of the Junior Notes referred to in the within-mentioned Junior Note Fiscal Agency Agreement.

THE BANK OF NEW YORK MELLON as Fiscal Agent

By:
Authorized Officer:

FORM OF REVERSE

1. General. This Junior Note is one of a duly authorized issue of 5.1% Junior Surplus Notes scheduled to mature on June 7, 2020 of the Issuer (herein called the “Junior Notes”), unlimited in aggregate principal amount. The Issuer and The Bank of New York Mellon have entered into a Junior Note Fiscal Agency Agreement, dated as of April 30, 2013 (such instrument, as it may be duly amended from time to time, is herein called the “Junior Note Fiscal Agency Agreement”), which provides for the mechanism for issuing the Junior Notes and, inter alia, sets forth certain duties of the Fiscal Agent in connection therewith. As used herein, the term “Fiscal Agent” includes any successor fiscal agent under the Junior Note Fiscal Agency Agreement. Copies of the Junior Note Fiscal Agency Agreement are on file and available for inspection at the Corporate Trust Office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Holders of Junior Notes are referred to the Junior Note Fiscal Agency Agreement for a statement of the terms thereof, including those relating to transfer, payment, exchanges and certain other matters. The Fiscal Agent or any Paying Agent shall also act as Transfer Agent and securities registrar.

Capitalized definitional terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Junior Note Fiscal Agency Agreement. The terms of the Junior Notes include those stated in the Junior Note Fiscal Agency Agreement. The Junior Notes are subject to all such terms, and holders of the Junior Notes are referred to the Junior Note Fiscal Agency Agreement for a statement of such terms. Holders of Junior Notes may enforce the Junior Notes only in accordance with the Junior Note Fiscal Agency Agreement.

The Junior Notes are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in paragraphs 4 and 8 hereof (the “Payment Restrictions”), are scheduled to mature on June 7, 2020.

Any reference herein to the term “scheduled maturity date” or other date for the payment of principal of the Junior Notes shall include (i) the date, if any, fixed for redemption thereof in accordance with paragraph 13 hereof and (ii) the date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer or the General Account (other than any Excluded Order).

2. Form of Junior Notes. The Junior Notes are issuable only in fully registered form without coupons.

3. Registration, Transfer and Exchange. The Issuer shall maintain, in the Borough of Manhattan, The City of New York, a Transfer Agent where Junior Notes may be registered or surrendered for registration of transfer or exchange. The Issuer has initially appointed the Fiscal Agent at its Corporate Trust Office as its Transfer Agent. The Issuer shall cause the Transfer Agent to act as a securities registrar and shall cause to be kept at the office of the Transfer Agent a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Junior Notes and registration of transfers and exchanges of Junior Notes. The Issuer reserves the right to vary or terminate the appointment of the Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts; provided that there shall at all times be a Transfer Agent in the

Borough of Manhattan, The City of New York. The Issuer shall cause written notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent shall act to be provided to holders of Junior Notes.

Subject to the restrictions set forth herein and in the Junior Note Fiscal Agency Agreement, the transfer of a Junior Note is registrable on the aforementioned register upon surrender of such Junior Note at any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by, the registered holder thereof or such holder’s attorney duly authorized in writing. Upon such surrender of this Junior Note for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Junior Notes, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

Subject to the restrictions set forth herein and in the Junior Note Fiscal Agency Agreement, at the option of the registered holder upon request confirmed in writing, Junior Notes may be exchanged for Junior Notes of any authorized denominations and aggregate principal amount upon surrender of the Junior Notes to be exchanged at the office of any Transfer Agent. Whenever any Junior Notes are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Junior Notes which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being reasonably satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in this Junior Note and/or the Junior Note Fiscal Agency Agreement and such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent.

Junior Notes may be redeemed by the Issuer, in whole or in part, but only to the extent permitted by the Payment Restrictions, including the prior approval of the Commissioner, and in accordance with paragraph 13 hereof. In the event of a partial redemption, the Issuer shall not be required (i) to register the transfer of or exchange any Junior Note during a period beginning at the opening of business 15 days before the date notice is given identifying the Junior Notes to be redeemed, or (ii) to register the transfer or exchange of any Junior Note, or portion thereof, called for redemption.

All Junior Notes issued upon any registration of transfer or exchange of Junior Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Junior Notes surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer and the Fiscal Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with the partial redemption of a Junior Note not involving any registration of a transfer.

Prior to due presentment of this Junior Note for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Junior Note is registered as the absolute owner hereof for all purposes, whether or not this Junior Note be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

4. Restrictions on Payment. (a) Notwithstanding anything to the contrary set forth herein or in the Junior Note Fiscal Agency Agreement, any payment of principal of, interest on or any monies owing with respect to this Junior Note, whether at the scheduled payment date or scheduled maturity date specified herein or otherwise, may be made only with the prior approval of the Commissioner. If the Commissioner does not approve the making of any payment of principal of or interest on this Junior Note on the scheduled payment date or scheduled maturity date thereof, as specified herein, the scheduled payment date or scheduled maturity date, as the case may be, shall be extended and such payment, together with interest accrued with respect thereto as contemplated by the immediately following two sentences, shall be made by the Issuer on the next following Business Day (as defined below) on which the Issuer shall have the approval of the Commissioner to make such payment together with such interest. Interest will continue to accrue, compounded on each anniversary of the original scheduled payment date or scheduled maturity date, on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will accrue, compounded on each anniversary of the original scheduled payment date, on interest (or any portion thereof) with respect to which the scheduled payment date has been extended, during the period of such extension, at the rate of interest per annum applicable to principal hereunder. If the Commissioner approves a payment of principal of or interest on the Junior Notes in an amount that is less than the full amount of principal of and interest on the Junior Notes then scheduled to be paid in respect of the Junior Notes, payment of such partial amount shall be made pro rata among Junior Note holders.

(b) Any payment of principal of or interest on any Junior Note as to which the approval of the Commissioner has been obtained and which is not punctually paid or duly provided for on the scheduled payment date or scheduled maturity date thereof, as set forth herein (such payment being referred to as an “Unpaid Amount”), subject to the provisions of paragraph 12(b), will forthwith cease to be payable to the registered holder of this Junior Note on the relevant record date designated herein, and such Unpaid Amount, together with interest thereon accrued at the rate of interest per annum applicable to principal hereunder, compounded on each anniversary of the original scheduled payment date or scheduled maturity date, will instead be payable to the registered holder of this Junior Note on a subsequent special record date. The Issuer shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Junior Notes and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each holder of the Junior Notes in the manner set forth in Section 4(a) of the Junior Note Fiscal Agency Agreement.

5. Payment. (a) For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer, subject to the Payment Restrictions, shall provide to the Fiscal Agent, or such other Paying Agent if the Fiscal Agent is no longer acting as a Paying Agent, in immediately available funds on or prior to 11:00 a.m., New York time, on each date on which a payment of principal of or any interest on this Junior Note is payable, as set forth herein, such amounts, in U.S. dollars, as are necessary (with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on this Junior Note as set forth herein and in the Junior Note Fiscal Agency Agreement. Payments of principal of or any interest on the Junior Notes will be made (i) by wire transfer of immediately available funds to an account maintained by the payee with a bank if such registered holder gives notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payments are scheduled to be made, of the account to which payment is to be made or (ii) if no such notice is given, by mailing a check to the payee at the address reflected in the securities register maintained pursuant to Section 6 of the Junior Note Fiscal Agency Agreement. Unless the designation of the payee’s account to which payment is to be made is revoked, any such designation made by such holder with respect to such Junior Notes shall remain in effect with respect to any future payments with respect to such Junior Notes payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 of the Junior Note Fiscal Agency Agreement for the payment, subject to the Payment Restrictions, from funds so paid by the Issuer of the principal of and any interest on this Junior Note. Any monies held in respect of this Junior Note remaining unclaimed at the end of two years after such principal and such interest shall have become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of and interest on this Junior Note, subject to the Payment Restrictions. To the extent that the Fiscal Agent is not acting as Paying Agent, references to the Fiscal Agent in this Section 5(a) shall include the Paying Agent in such capacity.

(b) In any case where the scheduled payment date or scheduled maturity date of any Junior Note shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in the applicable jurisdiction are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close (a “Business Day”), with the same force and effect as if made on the scheduled payment date or scheduled maturity date thereof, and no interest shall accrue on the amount of such payment for the period after such date, if such payment is so made.

6. Duties and Taxes. The Issuer shall pay all stamp and other duties, if any, which may be imposed by the United States of America or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Junior Note Fiscal Agency Agreement or the initial issuance of this Junior Note. All payments will be made by the Issuer without withholding or deduction for or on account for any present or future tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Issuer shall not be required to make any additional payment with respect to any withholding or deduction so required.

7. ERISA. No employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or plan or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any entity whose underlying assets are considered to include “plan assets” of such employee benefit plans or arrangements (each, a “Plan”), or governmental, church or foreign plan subject to any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), and no person acting on behalf of or investing “plan assets” of a Plan or a plan subject to a Similar Law, may acquire this Junior Note, unless the acquisition and holding of the Junior Note is exempt under one or more of Prohibited Transaction Class Exemptions 96-23, 95-60, 91-38, 90-1 or 84-14 (or any amendment thereof) or Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or another applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code or, in the case of a governmental, church or foreign plan subject to Similar Law, such acquisition and holding do not violate any Similar Law. The acquisition by any person of this Junior Note shall constitute a representation by such person to the Issuer and the Fiscal Agent that either (i) such person is not a Plan or a plan subject to Similar Law and is not acquiring the Junior Note on behalf of or with “plan assets” of any Plan or any plan subject to Similar Law or (ii) its acquisition and holding of the Junior Note or any interest therein are covered under an applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The restrictions on acquisitions of the Junior Notes set forth in this paragraph 7 are in addition to those otherwise set forth in Section 6 of the Junior Note Fiscal Agency Agreement and under applicable law or, in the case of a plan subject to Similar Law, do not violate such Similar Law.

8. Subordination. (a) The Issuer agrees, and each Junior Note holder by accepting a Junior Note agrees, that the indebtedness evidenced by the Junior Notes is subordinated in right of payment, to the extent and in the manner provided in this paragraph, to the prior payment in full of all Indebtedness, Policy Claims and Prior Claims (each as hereinafter defined).

(b) No payment of interest on or principal of this Junior Note shall be made until all existing and future Indebtedness, Policy Claims and Prior Claims have been paid in full, including upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation or dissolution or similar proceeding relating to the Issuer or its property. If the Commissioner approves a payment of principal of or interest on the Junior Notes in an amount that is less than the full amount of principal of and interest on the Junior Notes then scheduled to be paid in respect of the Junior Notes, payment of such partial amount shall be made pro rata among Junior Note holders as their interests may appear.

(c) If a distribution is made to Junior Note holders that, because of this paragraph, should not have been made to them, the Junior Note holders who receive the distribution shall pay it over to the Issuer.

(d) The Issuer shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Issuer that would cause a payment of principal of or interest on the Junior Notes to violate paragraph 8(b).

(e) This paragraph defines the relative rights of Junior Note holders, on the one hand, and holders of any other claims, on the other hand. Nothing in this Junior Note or the Junior Note Fiscal Agency Agreement shall (i) impair, as between the Issuer and Junior Note holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Junior Notes in accordance with their terms; (ii) affect the relative rights of Junior Note holders and creditors of the Issuer, other than holders of Policy Claims, Indebtedness or Prior Claims; or (iii) prevent the Fiscal Agent or any Junior Note holder from exercising any available remedies upon a breach by the Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or Prior Claims to receive distributions otherwise payable to Junior Note holders.

(f) No right of any holder of Policy Claims, Indebtedness or Prior Claims to enforce the subordination of the indebtedness evidenced by the Junior Notes shall be impaired by any act or failure to act by the Issuer or by its failure to comply with the terms of this Junior Note Fiscal Agency Agreement.

(g) Each holder of Junior Notes, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this paragraph and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

As used herein, “Indebtedness” of the Issuer shall mean (i) all existing or future surplus or contribution notes or similar obligations of the Issuer; (ii) all existing or future indebtedness of the Issuer for borrowed money; (iii) all existing or future indebtedness for borrowed money of other persons, the payment of which is guaranteed by the Issuer; (iv) all existing or future obligations of the Issuer under any agreement obligating the Issuer to cause another person to maintain a minimum level of net worth, or otherwise to ensure the solvency of such person; (v) all other claims or amounts owed, to the extent that the payment of principal of and interest on, or any redemption payment with respect to, the Junior Notes would be required by law to be subordinated to the prior payment of any such claim or amount in the event of a distribution of claims pursuant to Section 645.68 of the Wisconsin Statutes (together with any successor provision, and as it may be hereafter amended from time to time, “Section 645.68”) and (vi) any surplus or contribution notes or similar obligations of Ambac Assurance Corporation, unless the terms thereof expressly state that such notes are pari passu with or subordinated to this Junior Note. Any indebtedness of the Issuer, which, by its express terms or other contract, is subordinated in right of payment to, or ranks equally with, the Junior Notes shall not constitute Indebtedness. Any other junior surplus notes or similar obligations of the Issuer shall not constitute Indebtedness and will rank pari passu with, or be subordinated to, the Junior Notes.

As used herein, “Policy Claims” shall mean all existing or future claims of policyowners, beneficiaries and insureds arising from and within the coverage of, and not in excess of the applicable limits of, any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts (including, without limitation, guaranteed investment contracts and funding agreements) issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of any guaranty corporation or association of the State of Wisconsin or any other jurisdiction against the Issuer.

As used herein, “Prior Claims” shall mean all other claims against the Issuer, which, in the event of a rehabilitation, liquidation, conservation, dissolution or similar proceeding relating to the Issuer pursuant to Section 645.68, would have priority over claims with respect to the Junior Notes. Under Section 645.68 as currently in effect, such other claims include: (i) costs and expenses of administration during conservation, rehabilitation, liquidation or similar proceedings, including but not limited to actual and necessary costs of preserving or recovering the assets of the insurer, compensation for all services rendered in the liquidation; necessary filing fees, fees and mileage payable to witnesses, and reasonable attorney fees; (ii) all claims under policies for losses incurred, including third party claims and federal, state and local government claims, except the first $200 of losses otherwise payable to any claimant under this clause (ii) other than the federal government; (iii) claims of the federal government not included under clause (ii), interest at the legal rate compounded annually on all claims in the class under this clause (iii), and on all claims of the federal government in the class under clause (ii), from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared; (iv) claims against the Issuer that are not under policies and that are for liability for bodily injury or for injury to or destruction of tangible property; (v) debts due to employees (with the exception of officers) for services performed, not to exceed $1,000 to each employee which have been earned within one year before the filing of the petition for liquidation, which shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees, provided, however, that if there are no claims of the federal government, the claims in clause (v) have priority over all claims under clauses (ii) to (x); (vi) claims under non-assessable policies for unearned premiums and other premium refunds and the first $200 of loss excepted by the deductible provision under clause (ii); (vii) all other claims, including claims of any state or local government, not falling within other clauses and claims, including those of any state or local governmental body, for a penalty or forfeiture, but only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby; (viii) claims based solely on judgments; (ix) interest at the legal rate compounded annually on all claims in the classes under clauses (i) to (viii), except for claims of the federal government in the classes under clauses (ii) and (iii), from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared; and (x) pursuant to subdivision (8) of Section 645.68, the remaining claims or portions of claims not already paid, with interest calculated in accordance with clause (ix).

9. Delivery of Certain Information. For so long as any of the Junior Notes remain Outstanding or any amount remains unpaid on any of the Junior Notes, the Issuer shall, in accordance with Rule 144A, comply with the terms of the agreements set forth in Section 8 of the Junior Note Fiscal Agency Agreement.

10. Mutilation, Destruction, Loss, etc. In case this Junior Note shall become mutilated, defaced, destroyed, lost or stolen, the Issuer will execute and upon the Issuer’s request the Fiscal Agent shall authenticate and deliver a new Junior Note, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, bearing interest from the date to which interest has been paid on this Junior Note, in exchange and substitution for this Junior Note (upon surrender and cancellation thereof if mutilated or defaced) or in lieu of and substitution for this Junior Note. In the case where this Junior Note is destroyed, lost or stolen, the applicant for a substituted Junior Note shall furnish to the Issuer and the Fiscal Agent such security or indemnity as may be reasonably required by it to save it harmless, and, in every case of destruction, loss or theft of this Junior Note, the applicant shall also furnish to the Issuer and the Fiscal Agent reasonable satisfactory evidence of the destruction, loss or theft of this Junior Note and of the ownership thereof; provided, however, that if the registered holder hereof is, in the reasonable judgment of the Issuer and the Fiscal Agent, an institution of recognized responsibility, such holder’s written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Junior Note in lieu of and substitution for this Junior Note. The Fiscal Agent shall authenticate any such substituted Junior Note and deliver the same only upon written request or authorization of the Issuer. Upon the issuance of any substituted Junior Note, the Issuer and the Fiscal Agent may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Junior Note has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restrictions, instead of issuing a substitute Junior Note, pay or authorize the payment of the same (without surrender thereof except if this Junior Note is mutilated or defaced) upon compliance by the registered holder with the provisions of this paragraph 10 as hereinabove set forth.

11. Amendments. Section 11 of the Junior Note Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and with the consent of the holders of not less than a majority in aggregate principal amount of the Junior Notes then Outstanding or by written consent of such percentage in aggregate principal amount of the Junior Notes then Outstanding, the Issuer and the Fiscal Agent may, with the prior approval of the Commissioner, modify, amend or supplement the Junior Note Fiscal Agency Agreement or the terms of the Junior Notes or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Junior Note and on all future holders of this Junior Note and of any Junior Note issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this Junior Note. The Junior Note Fiscal Agency Agreement and the terms of the Junior Notes may, with the prior approval of the Commissioner, be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Junior Notes, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Junior Notes, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Junior Notes, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Junior Note Fiscal Agency Agreement as permitted by the Junior Notes and the Junior Note Fiscal Agency Agreement, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Junior Notes to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Junior Notes in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Junior Note holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Junior Note Fiscal

Agency Agreement in a manner which does not adversely affect the interest of any Junior Note holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Junior Note holder, to all of which each holder of any Junior Note, by acceptance thereof, consents.

12. Remedies. Holders of Junior Notes may enforce the Junior Note Fiscal Agency Agreement or the Junior Notes only in the manner set forth below.

(a) In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer (other than an Excluded Order), the Junior Notes will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Junior Notes, with payment thereon being subject to the Payment Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Junior Note or the Junior Note Fiscal Agency Agreement, in no event shall the Fiscal Agent or any holder of the Junior Notes be entitled to declare the Junior Notes to immediately mature or otherwise be immediately payable.

(b) In the event that the Commissioner approves in whole or in part a payment of any interest on or principal of, or any redemption payment with respect to, any Junior Notes and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of Junior Notes. In the event that the Issuer fails to perform any of its other obligations hereunder or under the Junior Note Fiscal Agency Agreement, each holder of the Junior Notes may pursue any available remedy to enforce the performance of any provision of such Junior Notes or the Junior Note Fiscal Agency Agreement; provided, however, that such remedy shall in no event include the right to declare the Junior Notes immediately payable, and shall in no circumstances be inconsistent with the provisions of applicable law. A delay or omission by any Junior Note holder in exercising any right or remedy accruing as a result of the Issuer’s failure to perform its obligations hereunder or under the Junior Note Fiscal Agency Agreement and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

(c) Notwithstanding any other provision of this Junior Note or the Junior Note Fiscal Agency Agreement, the right of any holder of Junior Notes to receive payment of the principal of and interest on such holder’s Junior Notes on or after the respective scheduled payment or scheduled maturity dates expressed in such Junior Notes, or to bring suit for the enforcement of any such payment on or after such respective scheduled payment or scheduled maturity dates, in each case subject to such payment on such dates having received the approval of the Commissioner pursuant to the Payment Restrictions, including the approval of the Commissioner, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.

13. Optional Redemption. (a) Subject to the Payment Restrictions, including the prior approval of the Commissioner, the Junior Notes are subject to redemption, as a whole or in part, at the option of the Issuer at any time and from time to time, with no less than 30 and no more than 60 days’ prior written notice to the holder of the Junior Note, at a redemption price (the “Redemption Price”) equal to 100% of the aggregate principal amount of the Junior Notes to be redeemed plus any accrued but unpaid interest (including interest on interest). The Junior Notes may not be redeemed at the option of any Junior Note holder. Notice of any redemption pursuant to this paragraph 13(a) will be given to holders of the Junior Notes as set forth below. Interest installments due on this Junior Note on or prior to a redemption date will be payable to the holder of this Junior Note of record at the close of business on the relevant record date, all as provided in the Junior Note Fiscal Agency Agreement.

(b) In the case of any partial redemption of Junior Notes, each Outstanding Junior Note shall be redeemed pro rata; provided that if at the time of redemption such Junior Notes are registered as a Global Note, the U.S. Depositary for such Global Note shall determine, in accordance with its procedures, the principal amount of such Junior Notes to be redeemed held by each holder of a beneficial interest in such Global Note.

(c) Notices to redeem Junior Notes shall be given to holders of Junior Notes in writing mailed, first-class postage prepaid, to each holder of registered Junior Notes, or portions thereof, so to be redeemed, at such holder’s address as it appears in the securities register. Such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. If by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Junior Notes in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Junior Note shall affect the sufficiency of any notice with respect to other Junior Notes. Notices to redeem Junior Notes shall specify the date fixed for redemption, the Redemption Price or the manner of calculation thereof, the place or places of payment, that payment will be made upon presentation and surrender of the Junior Notes to be redeemed (or portion thereof in the case of a partial redemption), that interest accrued to the date fixed for redemption (unless the date of redemption is a Scheduled Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue if the Junior Notes are so redeemed. In addition, in the case of a partial redemption, such notice shall specify the Junior Notes called for redemption and the aggregate principal amount of the Junior Notes to remain Outstanding after the redemption.

(d) If notice of redemption has been given in the manner set forth in paragraph 13(c) hereof, the Junior Notes so to be redeemed shall be payable in full on the date specified in such notice and upon presentation and surrender of the Junior Notes at the place or places specified in such notice, the Junior Notes shall be paid and redeemed by the Issuer at the places and in the manner and currency herein specified and at the Redemption Price. From and after the redemption date, if monies for the redemption of Junior Notes called for redemption shall have been made available at the Corporate Trust Office of the Fiscal Agent for redemption on the redemption date, the Junior Notes called for redemption shall cease to bear interest, and the only right of the holders with respect to such Junior Notes or portion thereof being redeemed shall be to receive payment of the Redemption Price. If monies for the redemption of the Junior Notes are not made available for payment until after the redemption date, the Junior Notes called for redemption shall not cease to bear interest until such monies have been so made available.

(e) Any Junior Note which is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form reasonably satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or such holder’s attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the holder of such Junior Note without service charge, a new registered Junior Note or Junior Notes, of any authorized denomination as requested by such holder, and as permitted by Section 1(d) of the Junior Note Fiscal Agency Agreement, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Junior Note so surrendered.

14. Obligations Not Impaired. No reference herein to the Junior Note Fiscal Agency Agreement and no provision of this Junior Note or of the Junior Note Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, subject to the Payment Restrictions, to pay the principal of and interest on this Junior Note at the times, place and rate, and in the coin or currency, herein prescribed.

15. GOVERNING LAW. THIS JUNIOR NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WISCONSIN. THE COMMISSIONER’S EXERCISE OF REGULATORY AUTHORITY, INCLUDING APPROVAL OF PAYMENTS ON THIS JUNIOR NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WISCONSIN (OR, IF THE COMMISSIONER IS NO LONGER THE PRIMARY REGULATOR OF THE FINANCIAL CONDITION OF THE ISSUER, THE LAW OF SUCH JURISDICTION OF THE PRIMARY REGULATOR OF THE FINANCIAL CONDITION OF THE ISSUER), AND THE PARTIES TO THE JUNIOR NOTE FISCAL AGENCY AGREEMENT AND HOLDERS OF THIS JUNIOR NOTE SHALL SUBMIT ANY DISPUTES RELATED TO THE EXERCISE OF SUCH REGULATORY AUTHORITY TO THE EXCLUSIVE JURISDICTION OF THE CIRCUIT COURT IN DANE COUNTY, WISCONSIN, OR, SO LONG AS ANY PROCEEDING IS PENDING IN WISCONSIN AS TO THE ISSUER UNDER CHAPTER 645 OF THE WISCONSIN STATUTES, THEN TO THAT CASE AND COURT.

16. Covenants. The Issuer shall not redeem any junior surplus notes, contribution notes or similar obligations or indebtedness issued by the Issuer or Ambac Assurance Corporation (or any successor or assign thereof in respect of such notes, obligations or indebtedness) that rank pari passu with the Junior Notes unless it also redeems a pro rata amount of the Junior Notes. . Further, the Issuer shall not redeem any Junior Notes unless it also redeems a pro rata amount of any other junior surplus notes issued by the Issuer (or any successor or assign thereof in respect of such junior notes) that rank pari passu with the Junior Notes outstanding at the time of redemption. In addition, neither the Issuer nor the General Account shall make any payments of interest or principal on any junior surplus or contribution notes or similar obligations or indebtedness that rank junior to the Junior Notes until all accrued interest and the principal amount of the Junior Notes has been paid in full. No junior surplus notes issued by the Segregated Account or the General Account that rank pari passu with or junior to the Junior Notes shall be on terms that are materially more favorable to the holders of such notes than the Junior Notes.

17. Notice. The initial holder of this Junior Note hereby agrees, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to provide Ambac Assurance Corporation, as Management Services Provider for the Issuer, with a copy by email to the Rehabilitator, with prior written notice of any sale, disposition or other transfer of this Junior Note by such initial holder. Such written notice shall be provided prior to and as a condition to the consummation of the sale, disposition or other transfer by the initial holder, and shall contain the identity and address of the transferee and the date upon which the sale, disposition, or other transfer is effective.

EXHIBIT C-1

FORM OF CERTIFICATE

FOR EXCHANGE OF RESTRICTED

CERTIFICATED NOTE

(Exchanges pursuant to § 6(b)(i)

of the Junior Note Fiscal Agency Agreement)

The Bank of New York Mellon

    as Fiscal Agent

101 Barclay Street, Floor 8W,

New York, New York 10286

Re:	The Segregated Account of Ambac Assurance Corporation, 5.1%
Junior Surplus Notes scheduled to mature on June 7, 2020 (the “Junior Notes”)

Reference is hereby made to the Junior Note Fiscal Agency Agreement, dated as of April 30, 2013 (as it may be duly amended from time to time, the “Junior Note Fiscal Agency Agreement”), between The Segregated Account of Ambac Assurance Corporation, as Issuer, and The Bank of New York Mellon, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Junior Note Fiscal Agency Agreement.

This letter relates to $        principal amount of Restricted Certificated Notes held in definitive form by [insert name of holder] (the “Holder”). The Holder has requested an exchange of such Junior Notes.

In connection with such request and in respect of such Junior Notes, the Holder does hereby certify that such Junior Notes are owned by the Holder and are being exchanged without transfer.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

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The following signature must be guaranteed by an “eligible guarantor institution” meeting the reasonable requirements of the Fiscal Agent and Paying Agent, which reasonable requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Fiscal Agent and Paying Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[Insert Name of Holder]

By:
Name:
Title:

Dated:

cc:	The Segregated Account of Ambac Assurance Corporation

C-1-2

EXHIBIT C-2

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED CERTIFICATED

NOTE TO PERMANENT REGULATION S GLOBAL NOTE

(Transfers Pursuant to § 6(b)(ii)

of the Junior Note Fiscal Agency Agreement)

The Bank of New York Mellon

    as Fiscal Agent

101 Barclay Street, Floor 8W,

New York, New York 10286

Re:	The Segregated Account of Ambac Assurance Corporation, 5.1%
Junior Surplus Notes scheduled to mature on June 7, 2020 (the “Junior Notes”)

Reference is hereby made to the Junior Note Fiscal Agency Agreement, dated as of April 30, 2013 (as it may be duly amended from time to time, the “Junior Note Fiscal Agency Agreement”), between The Segregated Account of Ambac Assurance Corporation, as Issuer, and The Bank of New York Mellon, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Junior Note Fiscal Agency Agreement.

The undersigned (the “Transferor”) has requested a transfer of $         principal amount of Restricted Certificated Notes to a person who will take delivery thereof in the form of an equal principal amount of Junior Notes evidenced by the Permanent Regulation S Global Note (CUSIP No.            ).

In connection with such request and in respect of such Junior Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the “Act”), and accordingly the Transferor does hereby further certify that:

(1) if the transfer has been effected pursuant to Rule 904:

(A) the offer of the Junior Notes was not made to a person in the United States;

(B) either:

(i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

C-2-1

(C) no directed selling efforts have been made in contravention of the requirements of Rule 904 of Regulation S; and

(D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act.

(2) if the transfer has been effected pursuant to Rule 144, the Junior Notes have been transferred in a transaction permitted by Rule 144.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. Terms used in this certificate and not otherwise defined in the Junior Note Fiscal Agency Agreement have the meanings set forth in Regulation S under the Act.

The following signature must be guaranteed by an “eligible guarantor institution” meeting the reasonable requirements of the Fiscal Agent and Paying Agent, which reasonable requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Fiscal Agent and Paying Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc: The Segregated Account of Ambac Assurance Corporation

C-2-2

EXHIBIT C-3

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED CERTIFICATED

NOTE TO RESTRICTED GLOBAL SECURITY

(Transfers Pursuant to § 6(b)(ii)

of the Junior Note Fiscal Agency Agreement)

The Bank of New York Mellon

    as Fiscal Agent

101 Barclay Street, Floor 8W,

New York, New York 10286

Re:	The Segregated Account of Ambac Assurance Corporation, 5.1%
Junior Surplus Notes scheduled to mature on June 7, 2020 (the “Junior Notes”)

Reference is hereby made to the Junior Note Fiscal Agency Agreement, dated as of April 30, 2013 (as it may be duly amended from time to time, the “Junior Note Fiscal Agency Agreement”), between The Segregated Account of Ambac Assurance Corporation, as Issuer, and The Bank of New York Mellon, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Junior Note Fiscal Agency Agreement.

The undersigned (the “Transferor”) has requested a transfer of $         principal amount of Restricted Certificated Notes to a person that will take delivery thereof in the form of an equal principal amount of Junior Notes evidenced by the Restricted Global Note (CUSIP No.            ).

In connection with such request, and in respect of such Junior Notes, the Transferor does hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and, accordingly, the Transferor does hereby further certify that the Junior Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Junior Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

C-3-1

The following signature must be guaranteed by an “eligible guarantor institution” meeting the reasonable requirements of the Fiscal Agent and Paying Agent, which reasonable requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Fiscal Agent and Paying Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc: The Segregated Account of Ambac Assurance Corporation

C-3-2

EXHIBIT D

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED GLOBAL

NOTE TO TEMPORARY REGULATION S GLOBAL NOTE

(Transfers Pursuant to § 6(c)(ii)

of the Junior Note Fiscal Agency Agreement)

The Bank of New York Mellon

    as Fiscal Agent

101 Barclay Street, Floor 8W,

New York, New York 10286

Re:	The Segregated Account of Ambac Assurance Corporation, 5.1%
Junior Surplus Notes scheduled to mature on June 7, 2020 (the “Junior Notes”)

Reference is hereby made to the Junior Note Fiscal Agency Agreement, dated as of April 30, 2013 (as it may be duly amended from time to time, the “Junior Note Fiscal Agency Agreement”), between The Segregated Account of Ambac Assurance Corporation, as Issuer, and The Bank of New York Mellon, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Junior Note Fiscal Agency Agreement.

This letter relates to $ principal amount of Junior Notes which are evidenced by the Restricted Global Note (CUSIP No.             ) and held with the U.S. Depositary in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Junior Notes to a person who will take delivery thereof in the form of an equal principal amount of Junior Notes evidenced by the Temporary Regulation S Global Note (CUSIP No.             ), which amount, immediately after such transfer, is to be held with the U.S. Depositary through Euroclear or Clearstream Banking or both (Common Code             ).

In connection with such request and in respect of such Junior Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 904 under the United States Securities Act of 1933, as amended (the “Act”), and accordingly the Transferor does hereby further certify that:

(1) the offer of the Junior Notes was not made to a person in the United States;

(2) either:

(A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

D-1

(3) no directed selling efforts have been made in contravention of the requirements of Rule 904 of Regulation S;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

(5) upon completion of the transaction, the beneficial interest being transferred as described above was held with the U.S. Depositary through Euroclear or Clearstream Banking or both (Common Code                     ).

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. Terms used in this certificate and not otherwise defined in the Junior Note Fiscal Agency Agreement have the meanings set forth in Regulation S under the Act.

The following signature must be guaranteed by an “eligible guarantor institution” meeting the reasonable requirements of the Fiscal Agent and Paying Agent, which reasonable requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Fiscal Agent and Paying Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc: The Segregated Account of Ambac Assurance Corporation

D-2

EXHIBIT E

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED GLOBAL

NOTE TO PERMANENT REGULATION S GLOBAL NOTE

(Transfers Pursuant to § 6(c)(iii)

of the Junior Note Fiscal Agency Agreement)

The Bank of New York Mellon

    as Fiscal Agent

101 Barclay Street, Floor 8W,

New York, New York 10286

Re:	The Segregated Account of Ambac Assurance Corporation, 5.1%
Junior Surplus Notes scheduled to mature on June 7, 2020 (the “Junior Notes”)

Reference is hereby made to the Junior Note Fiscal Agency Agreement, dated as of April 30, 2013 (as it may be amended from time to time, the “Junior Note Fiscal Agency Agreement”), between The Segregated Account of Ambac Assurance Corporation, as Issuer, and The Bank of New York Mellon, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Junior Note Fiscal Agency Agreement.

This letter relates to $        principal amount of Junior Notes which are evidenced by the Restricted Global Note (CUSIP No.            ) and held with the U.S. Depositary in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Junior Notes to a person that will take delivery thereof in the form of an equal principal amount of Junior Notes evidenced by the Permanent Regulation S Global Note (CUSIP No.            ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the “Act”), or any other exemption from registration under the Act, and accordingly the Transferor does hereby further certify that:

(1) if the transfer has been effected pursuant to Rule 904:

(A) the offer of the Junior Notes was not made to a person in the United States;

(B) either:

(i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

E-1

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(C) no directed selling efforts have been made in contravention of the requirements of Rule 904 of Regulation S; and

(D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act;

(2) if the transfer has been effected pursuant to Rule 144, the Junior Notes have been transferred in a transaction permitted by Rule 144; or

(3) if such transfer has been effected pursuant to any other exemption under the Act, the Junior Notes have been transferred in a transaction permitted by such exemption (and the Transferor has provided a certification to that effect and if the Fiscal Agent or the Issuer so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to compliance with the restrictions contained in the legend set forth on the security).

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. Terms used in this certificate and not otherwise defined in the Junior Note Fiscal Agency Agreement have the meanings set forth in Regulation S under the Act.

The following signature must be guaranteed by an “eligible guarantor institution” meeting the reasonable requirements of the Fiscal Agent and Paying Agent, which reasonable requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Fiscal Agent and Paying Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc: The Segregated Account of Ambac Assurance Corporation

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EXHIBIT F

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM TEMPORARY REGULATION S GLOBAL NOTE TO

RESTRICTED GLOBAL NOTE

(Transfers Pursuant to § 6(c)(iv)

of the Junior Note Fiscal Agency Agreement)

The Bank of New York Mellon

    as Fiscal Agent

101 Barclay Street, Floor 8W,

New York, New York 10286

Re:	The Segregated Account of Ambac Assurance Corporation, 5.1%
Junior Surplus Notes scheduled to mature on June 7, 2020 (the “Junior Notes”)

Reference is hereby made to the Junior Note Fiscal Agency Agreement, dated as of April 30, 2013 (as it may be amended from time to time, the “Junior Note Fiscal Agency Agreement”), between The Segregated Account of Ambac Assurance Corporation, as Issuer, and The Bank of New York Mellon, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Junior Note Fiscal Agency Agreement.

This letter relates to $        principal amount of Junior Notes which are evidenced by the Temporary Regulation S Global Note (CUSIP No.            ) and held with the U.S. Depositary through Euroclear or Clearstream Banking or both (Common Code     ) in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in Junior Notes to a person that will take delivery thereof in the form of an equal principal amount of Junior Notes evidenced by the Restricted Global Note (CUSIP No.            ).

In connection with such request, and in respect of such Junior Notes, the Transferor does hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A under the Act and, accordingly, the Transferor does hereby further certify that the Junior Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Junior Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

The following signature must be guaranteed by an “eligible guarantor institution” meeting the reasonable requirements of the Fiscal Agent and Paying Agent, which reasonable requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Fiscal Agent and Paying Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

F-1

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc: The Segregated Account of Ambac Assurance Corporation

F-2

EXHIBIT G

FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP

To:	[Euroclear Bank S.A./N.V., as operator of the Euroclear System] OR

[Clearstream Banking, société anonyme]

Re:	The Segregated Account of Ambac Assurance Corporation, 5.1%

Junior Surplus Notes scheduled to mature on June 7, 2020 (the “Junior Notes”)

Ladies and Gentlemen:

Reference is hereby made to the Junior Note Fiscal Agency Agreement, dated as of April 30, 2013 (as it may be amended from time to time, the “Junior Note Fiscal Agency Agreement”), between The Segregated Account of Ambac Assurance Corporation, as Issuer, and The Bank of New York Mellon, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Junior Note Fiscal Agency Agreement. We are the beneficial owner of $        principal amount of Junior Notes issued under the Junior Note Fiscal Agency Agreement and represented by a Regulation S Temporary Global Note (as defined in the Junior Note Fiscal Agency Agreement).

We hereby certify as follows:

[CHECK A OR B AS APPLICABLE.]

☐ A.	We are a non-U.S. person (within the meaning of Regulation S under the Securities Act of 1933, as amended).

☐ B.	We are a U.S. person (within the meaning of Regulation S under the Securities Act of 1933, as amended) that purchased the Junior Notes in a transaction that did not require registration under the Securities Act of 1933, as amended.

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You, the Issuer and the Fiscal Agent are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF BENEFICIAL OWNER]

By:
Name:
Title:
Address:

Dated:

cc: The Segregated Account of Ambac Assurance Corporation

G-2

EXHIBIT H

FORM OF RULE 144 CERTIFICATE

The Bank of New York Mellon

   as Fiscal Agent

101 Barclay Street, Floor 8W,

New York, New York 10286

Re:	The Segregated Account of Ambac Assurance Corporation, 5.1%

Junior Surplus Notes scheduled to mature on June 7, 2020 (the “Junior Notes”)

Reference is hereby made to the Junior Note Fiscal Agency Agreement, dated as of April 30, 2013 (as it may be amended from time to time, the “Junior Note Fiscal Agency Agreement”), between The Segregated Account of Ambac Assurance Corporation, as Issuer, and The Bank of New York Mellon, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Junior Note Fiscal Agency Agreement.

The undersigned (the “Transferor”) has requested a transfer of Restricted Notes to a person who will take delivery thereof without the Legend on such Restricted Notes. The Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144 under the United States Securities Act of 1933, as amended (the “Act”), and accordingly the Transferor does hereby further certify that the Junior Notes have been transferred in a transaction permitted by Rule 144.

Very truly yours,

[NAME OF BENEFICIAL OWNER]

By:
Name:
Title:
Address:

Dated:

cc: The Segregated Account of Ambac Assurance Corporation

H-1